Securities Act File No.   333-_____

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No.    ☐   Post-Effective Amendment No.
(Check appropriate box or boxes)

ADVANTAGE FUNDS, INC.
(Exact Name of Registrant as Specified in its Charter)

Registrant's Telephone Number, including Area Code: (212) 922-6000

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of Principal Executive Offices)

John Pak, Esq.
200 Park Avenue
New York, New York 10166
(Name and Address of Agent for Service)

COPY TO:
David Stephens, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

Approximate Date of Proposed Public Offering:  As soon as practicable after this Registration Statement is declared effective.

It is proposed that this filing will become effective on December 10, 2012 pursuant to Rule 488 under the Securities Act of 1933.

An indefinite number of Registrant's shares of common stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.  Accordingly, no filing fee is being paid at this time.

ADVANTAGE FUNDS, INC.

Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14 ITEM NO.		PROSPECTUS/PROXY STATEMENT CAPTION

Part A

Item 1.	Beginning of Registration Statement and Outside Front Cover Pages of Prospectuses	Cover Page
Item 2.	Beginning and Outside Back Cover Pages of Prospectuses	Cover Page
Item 3.	Fee Table, Synopsis Information and Risk Factors	Summary
Item 4.	Information About the Reorganization	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Exhibit A—Agreement and Plan of Reorganization
Item 5.	Information About the Registrant	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund
Item 6.	Information About the Fund Being Acquired	Letter to Shareholders; Questions and Answers; Summary; Reasons for the Reorganization; Information About the Reorganization; Additional Information About the Acquiring Fund and the Fund
Item 7.	Voting Information	Letter to Shareholders; Questions and Answers; Notice of Special Meeting of Shareholders; Cover Page; Voting Information
Item 8.	Interest of Certain Persons and Experts	Not Applicable
Item 9.	Additional Information Required for Reoffering by Persons Deemed to be Underwriters	Not Applicable

PART B		STATEMENT OF ADDITIONAL INFORMATION CAPTION

Item 10.	Cover Pages	Cover Page
Item 11.	Table of Contents	Not Applicable
Item 12.	Additional Information About the Registrant
Statement of Additional Information of Dreyfus Structured Midcap Fund, a series of the Registrant, dated November 1, 2011, as revised or amended January 1, 2012, March 1, 2012, April 1, 2012, May 1, 2012, July 1, 2012, August 1, 2012, August 30, 2012 and October 1, 2012(1)

Item 13.	Additional Information About the Fund Being Acquired
Statement of Additional Information of Dreyfus MidCap Core Fund, a series of Dreyfus Manager Funds I, dated November 1, 2011, as revised or amended January 1, 2012, March 1, 2012, April 1, 2012, May 1, 2012, July 1, 2012, August 1, 2012, August 30, 2012 and October 1, 2012(2)

Item 14.	Financial Statements
Annual Report of Dreyfus Structured Midcap Fund, a series of the Registrant, dated August 31, 2012(3); Annual Report of Dreyfus MidCap Core Fund, a series of Dreyfus Manager Funds I, dated March 31, 2012(4); Semi-Annual Report of Dreyfus MidCap Core Fund, a series of Dreyfus Manager Funds I, dated September 30, 2012(5)

PART C

Item 15.	Indemnification
Item 16.	Exhibits
Item 17.	Undertakings

(1)
Incorporated herein by reference to Post-Effective Amendment No. 105 to the Registration Statement on Form N-1A of the Registrant, filed on February 28, 2012 (File No. 33-51061), as revised October 1, 2012 pursuant to a supplement filed on September 28, 2012 pursuant to Rule 497 under the Securities Act of 1933, as amended (the "Securities Act").

(2)
Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A of Dreyfus Manager Funds I, filed on July 27, 2012 (File No. 333-106576), as revised October 1, 2012 pursuant to a supplement filed on September 28, 2012 pursuant to Rule 497 under the Securities Act.

(3)	Incorporated herein by reference to the Annual Report of Dreyfus Structured Midcap Fund, a series of the Registrant, filed on November 6, 2012 (File No. 811-07123).

(4)	Incorporated herein by reference to the Annual Report of Dreyfus MidCap Fund, a series of Dreyfus Manager Funds I, filed on May 1, 2012 (File No. 811-21386).

(5)	Incorporated herein by references to the Semi-Annual Report of Dreyfus MidCap Core Fund, a series of the Dreyfus Manager Funds I, to be filed on or about November 30, 2012 (File No. 811-21386).

DREYFUS MIDCAP CORE FUND

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166

Dear Shareholder:

As a shareholder of Dreyfus MidCap Core Fund (the "Fund"), you are being asked to vote on an Agreement and Plan of Reorganization to allow the Fund to transfer all of its assets in a tax-free reorganization to Dreyfus Structured Midcap Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities.  The Fund is a series of Dreyfus Manager Funds I (the "Trust").  The Dreyfus Corporation ("Dreyfus") is the investment adviser to the Acquiring Fund and the Fund.

Management of Dreyfus has reviewed the funds in the Dreyfus Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders.  As a result of the review, management recommended to the Trust's Board of Trustees that the Fund be consolidated with the Acquiring Fund.  If the Agreement and Plan of Reorganization is approved and consummated for the Fund, you would no longer be a shareholder of the Fund, but would become a shareholder of the Acquiring Fund.  Management believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund.  The Acquiring Fund, like the Fund, normally invests primarily in the stocks of companies included in the S&P MidCap 400® Index or the Russell Midcap® Index at the time of purchase.  In addition, the Acquiring Fund's Class A, Class C and Class I shares have a lower total annual expense ratio than the Fund's Class A, Class C and Class I shares, respectively.  The Acquiring Fund had a better performance record than the Fund for the one-, five- and ten-year periods ended December 31, 2011.  Management also believes that, as a result of becoming shareholders in a larger combined fund, the reorganization should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses, permitting Dreyfus to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and also permitting the funds' service providers—including Dreyfus—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases.  As a result, management recommended to the Trust's Board of Trustees that the Fund be consolidated with the Acquiring Fund.

After careful review, the Trust's Board of Trustees has [unanimously] approved the proposed reorganization.  The Trust's Board of Trustees believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund that has a lower total annual expense ratio and better performance record for certain periods than the Fund.  The Trust's Board of Trustees recommends that you read the enclosed materials carefully and then vote FOR the proposal.

Your vote is extremely important, no matter how large or small your Fund holdings.  By voting now, you can help avoid additional costs that are incurred with follow-up letters and calls.

To vote, you may use any of the following methods:

•	By Mail. Please complete, date and sign the enclosed proxy card and mail it in the enclosed, postage-paid envelope.

•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.

•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.

•	In Person. Any shareholder who attends the meeting in person may vote by ballot at the meeting.

Further information about the proposed reorganization is contained in the enclosed materials, which you should review carefully before you vote.  If you have any questions after considering the enclosed materials, please call 1-800-DREYFUS.

Sincerely,

Bradley J. Skapyak
President
Dreyfus Manager Funds I

December 11, 2012

TRANSFER OF THE ASSETS OF
DREYFUS MIDCAP CORE FUND
TO AND IN EXCHANGE FOR SHARES OF
DREYFUS STRUCTURED MIDCAP FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Proxy Statement containing information you need to make an informed decision.  However, we thought it also would be helpful to begin by answering some of the important questions you might have about the proposed reorganization.

WHAT WILL HAPPEN TO MY DREYFUS MIDCAP CORE FUND INVESTMENT IF THE PROPOSED REORGANIZATION IS APPROVED?

You will become a shareholder of Dreyfus Structured Midcap Fund (the "Acquiring Fund"), an open-end investment company managed by The Dreyfus Corporation ("Dreyfus"), on or about June 7, 2013 (the "Closing Date"), and will no longer be a shareholder of Dreyfus MidCap Core Fund (the "Fund").  You will receive Class A, Class C or Class I shares of the Acquiring Fund corresponding to your Class A, Class C or Class I shares of the Fund with a value equal to the value of your investment in the Fund as of the Closing Date.  The Fund will then cease operations and will be terminated as a series of Dreyfus Manager Funds I (the "Trust").

WHAT ARE THE BENEFITS OF THE PROPOSED REORGANIZATION FOR ME?

The Trust's Board of Trustees believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger combined fund that also is managed by Dreyfus.  By combining the Fund with the Acquiring Fund, Fund shareholders should benefit from more efficient portfolio management.  As of September 28, 2012, the Acquiring Fund had approximately $69 million and the Fund had approximately $101 million in net assets.  In addition, the Acquiring Fund's Class A, Class C and Class I shares have a lower total annual expense ratio than the Fund's Class A, Class C and Class I shares, respectively.  The Acquiring Fund had a better performance record than the Fund for the one-, five- and ten-year periods ended December 31, 2011.  The reorganization also will permit the funds' service providers—including Dreyfus—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases.  Other potential benefits are described in the enclosed Prospectus/Proxy Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes.  The Acquiring Fund and the Fund have substantially similar investment objectives and investment management policies.  The Acquiring Fund seeks long-term capital growth.  The Fund seeks long-term capital appreciation.

To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of companies included in the S&P MidCap 400® Index or the Russell Midcap® Index at the time of purchase.  To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in midcap stocks.  The Fund invests in companies included in the S&P MidCap 400 Index or the Russell Midcap Index at the time of purchase.  The S&P MidCap 400 Index and the Russell Midcap Index are unmanaged indexes designed to measure the performance of the midcap segment of the U.S. stock market.  As of June 30, 2012, the average market capitalization and the market capitalization of the largest company in the S&P MidCap 400 Index were approximately $2.79 billion and $11.80 billion, respectively.  As of June 30, 2012, the average market capitalization and the market capitalization of the largest company in the Russell Midcap Index were approximately $8.25 billion and $19.08 billion, respectively.

The portfolio managers for the Acquiring Fund and the Fund use a proprietary quantitative model to identify and rank stocks based generally on valuation, momentum and sentiment, and earnings quality.  The portfolio managers construct each fund's portfolio through a structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure.  Each fund generally attempts to maintain a portfolio that has exposure to sectors, industries and capitalizations that are generally similar to those of the S&P MidCap 400 Index.  Within each sector and style subset, each fund seeks to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

Dreyfus is the investment adviser to the Acquiring Fund and the Fund and, with respect to the Fund, provides the day-to-day management of the Fund's investments.  Dreyfus has engaged its affiliate, Mellon Capital Management Corporation ("Mellon Capital"), to serve as the Acquiring Fund's sub-investment adviser.  Mellon Capital provides investment advisory assistance and research and the day-to-day management of the Acquiring Fund's investments, subject to Dreyfus' supervision and approval.  Mellon Capital's Active Equity Team, which manages the Acquiring Fund's assets, also manages the Fund's investments as dual employees of Dreyfus and Mellon Capital.  MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, distributes the shares of the Acquiring Fund and the Fund.  For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Prospectus/Proxy Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE PROPOSED REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes.  Shareholders will not recognize any capital gain or loss as a direct result of the reorganization.  A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares.  As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the reorganization.  The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the reorganization, which distribution will be taxable to shareholders.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes.  You will continue to enjoy the same shareholder privileges, such as the Fund Exchanges service, Dreyfus Auto-Exchange Privilege, Dreyfus TeleTransfer Privilege, Dreyfus Automatic Asset Builder®, Dreyfus Government Direct Deposit Privilege, Dreyfus Payroll Savings Plan, Dreyfus Dividend Options and Automatic Withdrawal Plan, that you currently have as a shareholder of the Fund.

WILL THE PROPOSED REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?

As a shareholder of the Acquiring Fund, you will be subject to a higher management fee, although total annual fund operating expenses for the Acquiring Fund's Class A, Class C and Class I shares are expected to be lower than those for the corresponding class of the Fund's shares.  Under its agreement with Dreyfus, the Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.70% of the value of the Fund's average daily net assets.  Under its agreement with Dreyfus, the Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the value of the Acquiring Fund's average daily net assets.  Dreyfus has agreed to pay Mellon Capital, as the sub-investment adviser to the Acquiring Fund, a fee at the annual rate of up to 0.25% of the value of the Acquiring Fund's average daily net assets.  Class A, Class C and Class I shares of the Acquiring Fund had a lower total annual expense ratio than Class A, Class C and Class I shares of the Fund, respectively, as of the respective fund's most recent fiscal year end.  In addition, it is estimated that the total annual expense ratio for the Acquiring Fund's Class A, Class C and Class I shares will decrease as a result of the reorganization.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR CONTINGENT DEFERRED SALES CHARGE ("CDSC") AT THE TIME OF THE REORGANIZATION?

No.  No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization.  Any subsequent investment in the Acquiring Fund will be subject to any applicable sales charges and any redemption of Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the reorganization will be subject to the same CDSC as redemption of Class C shares (or Class A shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares).

WHO WILL PAY THE EXPENSES OF THE PROPOSED REORGANIZATION?

Because of the anticipated benefits to shareholders of the Fund as a result of the reorganization, expenses relating to the proposed reorganization will be borne by the Fund.  Such expenses are estimated to total approximately $160,000.  It is estimated that a shareholder of the Fund would start to realize certain expense benefits approximately ten months after the reorganization occurs.  The Acquiring Fund will not bear any expenses relating to the proposed reorganization.

HOW DOES THE TRUST'S BOARD OF TRUSTEES RECOMMEND I VOTE?

After considering, among other factors, the terms and conditions of the reorganization, the investment objectives and investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Trust's Board of Trustees believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and its shareholders.  In reaching this conclusion, the Trust's Board of Trustees determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has a substantially similar investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a larger combined fund that has, with respect to its Class A, Class C and Class I shares, a lower total annual expense ratio than the Fund's Class A, Class C and Class I shares, respectively.  In addition, the Fund and the Acquiring Fund currently have the same portfolio managers.  The Acquiring Fund had a better performance record than the Fund for the one-, five- and ten-year periods ended December 31, 2011.  By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.  Therefore, the Trust's Board of Trustees recommends that you vote FOR the reorganization.

HOW CAN I VOTE MY SHARES?

You can vote in any one of the following ways:

•	By mail, with the enclosed proxy card and postage-paid envelope;

•	By telephone, with a toll-free call to the number listed on your proxy card;

•	Through the Internet, at the website address listed on your proxy card; or

•	In person at the meeting.

We encourage you to vote through the Internet or by telephone using the number that appears on your proxy card.  These voting methods will save the Fund money because the Fund would not have to pay for return-mail postage.  Whichever voting method you choose, please take the time to read the Prospectus/Proxy Statement before you vote.

Please note: if you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.  Thank you in advance for your vote.

DREYFUS MIDCAP CORE FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders:

A Special Meeting of Shareholders of Dreyfus MidCap Core Fund (the "Fund"), a series of Dreyfus Manager Funds I (the "Trust"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, on Thursday, February 28, 2013, at 9:30 a.m., for the following purposes:

1.
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Structured Midcap Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class A, Class C and Class I shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its Class A, Class C and Class I shares, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust; and

2.	To transact such other business as may properly come before the meeting, or any adjournment(s) thereof.

Shareholders of record at the close of business on December 10, 2012 will be entitled to receive notice of and to vote at the meeting.

By Order of the Board of Trustees

Janette E. Farragher
Secretary

New York, New York
December 11, 2012

WE NEED YOUR PROXY VOTE

A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL.  BY LAW, THE MEETING OF SHAREHOLDERS WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF FUND SHARES ELIGIBLE TO VOTE IS REPRESENTED.  IN THAT EVENT, THE FUND, AT SHAREHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM.  CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD OR OTHERWISE VOTE PROMPTLY.  YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Transfer of the Assets of

DREYFUS MIDCAP CORE FUND
(A Series of Dreyfus Manager Funds I)

To and in Exchange for Class A, Class C and Class I Shares of

DREYFUS STRUCTURED MIDCAP FUND
(A Series of Advantage Funds, Inc.)

PROSPECTUS/PROXY STATEMENT
DECEMBER __, 2012

Special Meeting of Shareholders

To Be Held on Thursday, February 28, 2013

This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of Dreyfus Manager Funds I (the "Trust"), on behalf of Dreyfus MidCap Core Fund (the "Fund"), to be used at the Special Meeting of Shareholders (the "Meeting") of the Fund to be held on Thursday, February 28, 2013, at 9:30 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 8th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.  Shareholders of record at the close of business on December 10, 2012 are entitled to receive notice of and to vote at the Meeting.

It is proposed that the Fund transfer all of its assets to Dreyfus Structured Midcap Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Proxy Statement (the "Reorganization").  Upon consummation of the Reorganization, the Acquiring Fund shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization.  It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A, Class C or Class I shares (or fractions thereof) of the Acquiring Fund equal in value to the aggregate net asset value of the shareholder's Class A, Class C or Class I Fund shares, respectively, as of the date of the Reorganization.

This Prospectus/Proxy Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know before voting on the proposal or investing in the Acquiring Fund.

A Statement of Additional Information ("SAI") dated December __, 2012, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety.  The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference, and other information regarding the Acquiring Fund and the Fund.  A copy of the SAI is available without charge by calling 1-800-DREYFUS, or writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement.  Any representation to the contrary is a criminal offense.

The Fund and the Acquiring Fund are open-end management investment companies managed by Dreyfus.  The funds have substantially similar investment objectives and investment management policies.  The Acquiring Fund seeks long-term capital growth.  The Fund seeks long-term capital appreciation.  Each fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of companies included in the S&P MidCap 400® Index or the Russell Midcap® Index at the time of purchase.  However, the investment practices and limitations of each fund (and the related risks) are not identical.  The Acquiring Fund is a series of Advantage Funds, Inc. (the "Acquiring Company").  A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Proxy Statement.

The Acquiring Fund's Prospectus dated January 1, 2012 and Annual Report for its fiscal year ended August 31, 2012 (including its audited financial statements for the fiscal year) accompany this Prospectus/Proxy Statement.  The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Proxy Statement by reference.  For a free copy of the Fund's most recent Prospectus, Annual Report for its fiscal year ended March 31, 2012 or Semi-Annual Report for the six-month period ended September 30, 2012, please call your financial adviser, or call 1-800-DREYFUS, visit www.dreyfus.com or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

Shareholders are entitled to one vote for each Fund share held and fractional votes for each fractional Fund share held.  Holders of Class A, Class C and Class I shares of the Fund will vote together on the proposal.  Fund shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon.  If the enclosed proxy card is executed and returned, it nevertheless may be revoked by giving another proxy before the Meeting.  Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.  If you sign and date your proxy card, but do not provide voting instructions, your shares will be voted FOR the proposal.

As of September 28, 2012, the following numbers of Fund shares were issued and outstanding:

Class A Shares	Class C Shares	Class I Shares
2,915,997	665,328	877,247

Proxy materials will be mailed to shareholders of record on or about December 21, 2012.

TABLE OF CONTENTS

Summary

Reasons for the Reorganization

Information about the Reorganization

Additional Information about the Acquiring Fund and the Fund

Voting Information

Financial Statements and Experts

Other Matters

Notice To Banks, Broker/Dealers and Voting Trustees and Their Nominees

Exhibit A: Agreement and Plan of Reorganization	A-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE FUND'S ASSETS TO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Agreement and Plan of Reorganization (the "Plan") attached to this Prospectus/Proxy Statement as Exhibit A.

Proposed Transaction.  The Trust's Board of Trustees, all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has [unanimously] approved the Plan for the Fund.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, on the date of the Reorganization the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for Class A, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities.  The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each holder of Class A, Class C and Class I shares of the Fund will receive a pro rata distribution of the Acquiring Fund's Class A, Class C and Class I shares (or fractions thereof), respectively, having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization.  The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares.  Thereafter, the Fund will cease operations and will be terminated as a series of the Trust.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization.  No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization.  Any subsequent investment in the Acquiring Fund after the Reorganization will be subject to any applicable sales charges, and any redemption of Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the Reorganization will be subject to the same CDSC as the redemption of Class C shares (or Class A shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase of Fund shares.

The Trust's Board of Trustees has [unanimously] concluded that the Reorganization is in the best interests of the Fund and its shareholders and the interests of the Fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby.  See "Reasons for the Reorganization."

Federal Income Tax Consequences.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization.  Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards will be subject to limitations.  See "Information about the Reorganization — Federal Income Tax Consequences," " — Capital Loss Carryforwards" and " — Sale of Portfolio Securities."

Comparison of the Acquiring Fund and the Fund.  The following discussion is primarily a summary of certain parts of the Acquiring Fund's Prospectus and the Fund's Prospectus.  Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in such Prospectuses, which are incorporated herein by reference.

Goal and Approach.  The Acquiring Fund and the Fund have substantially similar investment objectives and investment management policies.  The Acquiring Fund seeks long-term capital growth.  The Fund seeks long-term capital appreciation.  Each fund's investment objective is a fundamental policy which cannot be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the relevant fund's outstanding voting securities.

To pursue its goal, the Acquiring Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of companies included in the S&P MidCap 400 Index or the Russell Midcap Index at the time of purchase.  To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in midcap stocks.  The Fund, like the Acquiring Fund, invests in companies included in the S&P MidCap 400 Index or the Russell Midcap Index at the time of purchase.  The S&P Midcap 400 Index and the Russell Midcap Index are unmanaged indexes designed to measure the performance of the midcap segment of the U.S. stock market.  As of June 30, 2012, the average market capitalization and the market capitalization of the largest company in the S&P MidCap 400 Index were approximately $2.79 billion and $11.80 billion, respectively.  As of June 30, 2012, the average market capitalization and the market capitalization of the largest company in the Russell Midcap Index were approximately $8.25 billion and $19.08 billion, respectively.

The Acquiring Fund's portfolio managers select stocks through a "bottom-up," structured approach that seeks to identify undervalued securities using a quantitative screening process.  This process is driven by a proprietary quantitative model that measures a diverse set of characteristics of stocks to identify and rank stocks based on:

•
relative value, such as current and forecasted price-to-earnings ratios, yields, dividend discount models, and other price-sensitive data for a stock compared to its past, its peers, and the models' overall stock universe;

•	momentum and sentiment, meaning measures that reflect the changes in short-term earnings outlook through factors such as revised earnings estimates and earnings surprises; and

•	earnings quality measures, such as accruals compared to cash earnings, changes in inventory to sales ratio, and return on equity.

The Acquiring Fund's portfolio managers construct the portfolio through a risk controlled process, focusing on stock selection as opposed to making proactive decisions as to industry and sector exposure.

The Fund's portfolio managers apply a systematic, quantitative investment approach designed to identify and exploit pricing inefficiencies among midcap stocks in the U.S. stock market. The portfolio managers use a proprietary valuation model that identifies and ranks stocks based on:

•	a long-term relative valuation model that utilizes forward looking estimates of risk and return;

•
an earnings sustainability ("ES") model that gauges how well earnings forecasts are likely to reflect changes in future cash flows.  Measures of ES help stock selection strategy by tilting the Fund's portfolio away from stocks with poor ES and tilting it towards stocks with strong ES; and

•	a set of behavioral factors, including earnings revisions and price action, that provide the portfolio managers with information about potential misvaluations of stocks.

This approach differs from conventional portfolio management in that, generally, the portfolio managers will strictly adhere to the underlying models in selecting portfolio securities.  In unusual circumstances, the Fund's portfolio managers may deviate from the models.  The Fund's portfolio managers construct the portfolio through a systematic structured approach, focusing, as they do in the case of the Acquiring Fund, on stock selection as opposed to making proactive decisions as to industry or sector exposure.

The Acquiring Fund and the Fund each seek to maintain a portfolio that has exposure to sectors, industries and market capitalizations that are generally similar to those of the S&P MidCap 400 Index.  Finally, within each sector and style subset, the Acquiring Fund and the Fund each seek to overweight the most attractive stocks and underweight or not hold the stocks that have been ranked least attractive.

Both the Acquiring Fund and the Fund invest principally in common stocks, but each fund's stock investments also may include preferred stocks and convertible securities of U.S. and foreign issuers, including those purchased in initial public offerings ("IPOs").

Although not a principal investment strategy, each of the Acquiring Fund and the Fund may, but is not required to, use derivatives, such as options, futures and options on futures (including those relating to stocks, indexes, foreign currencies and interest rates), forward contracts and swaps, as a substitute for investing directly in an underlying asset, to increase returns or as part of a hedging strategy.  Each fund also may engage in short-selling, typically for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities.

The Acquiring Fund and the Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions.  Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets.

The Acquiring Fund is a "diversified" fund, which means that it will not, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).  The Fund is non-diversified, which means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

The Acquiring Fund is a series of the Acquiring Company, which is a corporation organized under the laws of the State of Maryland.  The Fund is a series of the Trust, which is an unincorporated business trust organized under the laws of the Commonwealth of Massachusetts.  See "Certain Organizational Differences Between the Acquiring Company and the Trust" below.

Investment Risks.  Because the investment objectives and investment strategies of the Fund and the Acquiring Fund are substantially similar, the principal risks associated with an investment in the Acquiring Fund and the Fund are substantially similar.  These risks, which apply to both funds, except as otherwise noted, are discussed below.  An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  It is not a complete investment program.  The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

•
Risks of stock investing.  Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods.  There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices.  The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.  A security's market value also may decline because of factors that affect a particular industry, such as labor shortages or increased production costs and competitive conditions within an industry, or factors that affect a particular company, such as management performance, financial leverage, and reduced demand for the company's products or services.

•
Small and midsize company risk.  Small and midsize companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and a fund's ability to sell these securities.  These companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  Some of the investments of the Fund and the Acquiring Fund will rise and fall based on investor perception rather than economic factors.  Other investments are made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

•
Growth and value stock risk.  By investing in a mix of growth and value companies, the Acquiring Fund and the Fund each assume the risks of both.  Investors often expect growth companies to increase their earnings at a certain rate.  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.  In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.  Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged.  They also may decline in price even though in theory they are already undervalued.

•
Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value.  In such a market, the value of such securities and a fund's share price may fall dramatically.  Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

•
Non-diversification risk.  (Fund only) The Fund is non-diversified, which means that the Fund may invest a relatively high percentage of its assets in a limited number of issuers.  Therefore, the Fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

In addition to the principal risks described above, both the Acquiring Fund and the Fund are subject to the following additional risks.

•
Foreign investment risk.  Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

•
Derivatives risk.  A small investment in derivatives could have a potentially large impact on a fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the Acquiring Fund or the Fund will not correlate with the underlying instruments or the respective fund's other investments.  Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.  Many of the regulatory protections afforded participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain types of derivatives, including over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.  Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument.  The Acquiring Fund or the Fund may be required to segregate liquid assets in connection with the purchase of derivative instruments.

•
Leverage risk.  The use of leverage, such as engaging in reverse repurchase agreements, lending portfolio securities, entering into futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify a fund's gains or losses.

•
Short sale risk.  Each fund may make short sales, which involves selling a security it does not own in anticipation that the security's price will decline.  Short sales expose the respective fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund.

•
IPO risk.  The prices of securities purchased in IPOs can be very volatile.  The effect of IPOs on the Fund's or the Acquiring Fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.  As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

•
Market sector risk.  The Fund and the Acquiring Fund may significantly overweight or underweight certain companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those companies, industries or sectors.

The Acquiring Fund and the Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions.  In connection with such loans, the respective fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities.  If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

The Acquiring Fund and the Fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions and lower the respective fund's after-tax performance.

Under adverse market conditions, the Acquiring Fund and the Fund could invest some or all of their respective assets in U.S. Treasury securities and money market securities.  Although the Acquiring Fund or the Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market.  To the extent the Acquiring Fund or the Fund invests defensively in these securities, such fund might not achieve its investment objective.  Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Sales Charges.  The schedules of sales charges imposed at the time of purchase of Class A shares of the Fund and the Acquiring Fund are identical.  The CDSCs imposed at the time of redemption on Class C shares (and Class A shares subject to a CDSC) for the Fund and the Acquiring Fund are identical.  No sales charge or CDSC will be imposed at the time of the Reorganization.  Any subsequent investment in the Acquiring Fund after the Reorganization will be subject to any applicable sales charges, and any redemption of Class C shares (or Class A shares subject to a CDSC) of the Acquiring Fund received in the Reorganization will be subject to the same CDSC as the redemption of Class C shares (or Class A shares subject to a CDSC) of the Fund and would be calculated from the date of original purchase of Fund shares.  Shares of the Fund and the Acquiring Fund currently are not subject to any exchange or redemption fees.

Fees and Expenses.  Under its agreement with Dreyfus, the Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.70% of the value of the Fund's average daily net assets.  Under its agreement with Dreyfus, the Acquiring Fund has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the value of the Acquiring Fund's average daily net assets.  Dreyfus has agreed to pay Mellon Capital Management Corporation ("Mellon Capital"), its affiliate, as the sub-investment adviser to the Acquiring Fund, a fee at the annual rate of up to 0.25% of the value of the Acquiring Fund's average daily net assets.  Class A, Class C and Class I shares of the Acquiring Fund had a lower total annual expense ratio than the Fund's Class A, Class C and Class I shares, respectively, as of the respective fund's most recent fiscal year end.  In addition, it is estimated that the total annual expense ratio for the Acquiring Fund's Class A, Class C and Class I shares will decrease as a result of the Reorganization.

The fees and expenses set forth below for the Fund are as of its fiscal year ended March 31, 2012 and for the Acquiring Fund are as of its fiscal year ended August 31, 2012.  The "Pro Forma After Reorganization" operating expenses information set forth below is based on the fees and expenses of each fund, as of the fiscal year ends noted above, as adjusted showing the effect of the consummation of the Reorganization.  Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

Expenses in connection with the Reorganization, which will be borne by the Fund, are estimated to amount to approximately $160,000 or 0.1303% of the value of the Fund's average daily net assets.  These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund or the Pro Forma After Reorganization Acquiring Fund set forth below.

	Fund Class A Shares	Acquiring Fund Class A Shares	Pro Forma After Reorganization Acquiring Fund Class A Shares
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	5.75%	5.75%

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none1	none1	none1

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%	0.75%	0.75%
Distribution (12b-1) fees	none	none	none
Other expenses (including shareholder services fees)	0.77%2	0.66%	0.59%2
Total annual fund operating expenses	1.47%2	1.41%	1.34%2

	Fund Class C Shares	Acquiring Fund Class C Shares	Pro Forma After Reorganization Acquiring Fund Class C Shares
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	1.00%	1.00%	1.00%

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%	0.75%	0.75%
Distribution (12b-1) fees	0.75%	0.75%	0.75%
Other expenses (including shareholder services fees)	0.74%2	0.64%	0.55%2
Total annual fund operating expenses	2.19%2	2.14%	2.05%2

	Fund Class I Shares	Acquiring Fund Class I Shares	Pro Forma After Reorganization Acquiring Fund Class I Shares
Shareholder fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.70%	0.75%	0.75%
Distribution (12b-1) fees	none	none	none
Other expenses (including shareholder services fees)	0.72%2	0.47%	0.46%2
Total annual fund operating expenses	1.42%2	1.22%	1.21%2

1	Class A shares of the Fund and the Acquiring Fund bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.
2
Expenses in connection with the Reorganization, which will be borne by the Fund, are estimated to amount to approximately $160,000 or 0.1303% of the value of the Fund's average daily net assets.  These expenses are not reflected in the "Other expenses" or "Total annual fund operating expenses" of the Fund or the Pro Forma After Reorganization Acquiring Fund.

Example

The Example below is intended to help you compare the cost of investing in the Fund and the Acquiring Fund.  The Example assumes you invest $10,000 in the respective fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same.  The "Pro Forma After Reorganization" Example is based on the operating expenses of the funds, as of the respective fiscal year ends noted above, as adjusted showing the effect of the consummation of the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Fund*
	Class A Shares	Class C Shares**	Class I Shares
1 Year	$716	$322/$222	$145
3 Years	$1,013	$685	$449
5 Years	$1,332	$1,175	$776
10 Years	$2,231	$2,524	$1,702

	Acquiring Fund
	Class A Shares	Class C Shares**	Class I Shares
1 Year	$710	$317/$217	$124
3 Years	$996	$670	$387
5 Years	$1,302	$1,149	$670
10 Years	$2,169	$2,472	$1,477

	Pro Forma After Reorganization—Acquiring Fund Shares*
	Class A Shares	Class C Shares**	Class I Shares
1 Year	$704	$308/$208	$123
3 Years	$975	$643	$384
5 Years	$1,267	$1,103	$665
10 Years	$2,095	$2,379	$1,466
____	______________________
*
Expenses in connection with the Reorganization, which will be borne by the Fund, are estimated to amount to approximately $160,000.  These expenses are not reflected in the total expense ratio of the Fund or the Pro Forma After Reorganization Acquiring Fund in the fee table above and, as a result, are not reflected in the Example.

**	With redemption/without redemption.

Past Performance.  The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund.  The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class A shares from year to year, and the bar chart for the Fund shows the changes in the performance of the Fund's Class A shares from year to year.  The table for each fund compares the average annual total returns of the respective fund's shares to those of broad measures of market performance.  Sales charges, if any, are not reflected in the bar charts, and if those charges were included, returns would have been less than those shown.  Past performance (before and after taxes) is no guarantee of future results.  More recent performance information is available at www.dreyfus.com.

After-tax performance is shown only for Class A shares.  After-tax performance of each fund's other share classes will vary.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Acquiring Fund—Class A Shares
Year-by-Year Total Returns as of 12/31 each year (%)

-10.74	+34.02	+19.31	+10.03	+13.00	+2.58	-40.57	+35.17	+26.50	-0.05
'02	'03	'04	'05	'06	'07	'08	'09	'10	'11

Best Quarter:	Q3, 2009	+17.90%
Worst Quarter:	Q4, 2008	-27.25%

The year-to-date total return of the Acquiring Fund's Class A shares as of 9/30/12 was 14.48%.

Acquiring Fund Shares
Average Annual Total Returns as of 12/31/11

Share Class	1 Year	5 Years	10 Years
Class A returns before taxes	-5.81%	-0.36%	5.72%
Class A returns after taxes on distributions	-5.81%	-0.68%	5.40%
Class A returns after taxes on distributions and sale of fund shares	-3.78%	-0.42%	4.92%
Class C returns before taxes	-1.72%	0.09%	5.54%
Class I returns before taxes	0.08%	1.05%	6.56%
Russell Midcap Index reflects no deduction for fees, expenses or taxes	-1.55%	1.41%	6.99%
S&P MidCap 400 Index reflects no deduction for fees, expenses or taxes	-1.73%	3.32%	7.04%

Fund—Class A Shares*
Year-by-year total returns as of 12/31 each year (%)

-22.59	+34.88	+17.29	+20.64	+12.09	+11.89	-37.56	+21.59	+19.49	-5.24
'02	'03	'04	'05	'06	'07	'08	'09	'10	'11

Best Quarter:	Q2, 2003	+15.54%
Worst Quarter:	Q4, 2008	-22.46%

The year-to-date total return of the Fund's Class A shares as of 9/30/12 was 19.65%.

Fund Shares*
Average Annual Total Returns as of 12/31/11

Share Class	1 Year	5 Years	10 Years
Class A returns before taxes	-10.70%	-1.95%	4.15%
Class A returns after taxes on distributions	-12.46%	-2.40%	3.79%
Class A returns after taxe on distributions and sale of fund shares	-5.89%	-1.75%	3.50%
Class C returns before taxes	-6.76%	-1.51%	4.09%
Class I returns before taxes	-4.99%	-0.56%	5.10%
Russell Midcap Index reflects no deduction for fees, expenses or taxes	-1.55%	1.41%	6.99%
S&P MidCap 400 Index reflects no deduction for fees, expenses or taxes	-1.73%	3.32%	7.04%

*The Fund's performance for periods prior to May 1, 2004 represents the performance of a predecessor fund.  Prior to November 1, 2011, the Fund employed a materially different investment strategy.  Investors should consider that the Fund's historical performance prior to November 1, 2011 does not reflect the Fund's current investment strategy.

Investment Adviser.  The investment adviser for the Acquiring Fund and the Fund is Dreyfus, located at 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $239 billion in approximately 183 mutual fund portfolios.  A discussion regarding the basis for the Acquiring Company's Board approving the Acquiring Fund's management agreement with Dreyfus is available in the Acquiring Fund's Annual Report for the fiscal year ended August 31, 2012.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation ("BNY Mellon"), a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon has $27.1 trillion in assets under custody and administration and $1.3 trillion in assets under management.  BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bnymellon.com.

Dreyfus has engaged Mellon Capital, located at 50 Fremont Street, Suite 3900, San Francisco, California 94105, to serve as the Acquiring Fund's sub-investment adviser.  Mellon Capital provides investment advisory assistance and research and the day-to-day management of the Acquiring Fund's investments, subject to Dreyfus' supervision and approval.  Mellon Capital's Active Equity Team, which manages the Acquiring Fund's assets, also manages the Fund's investments as dual employees of Dreyfus and Mellon Capital.  As of September 30, 2012, Mellon Capital managed approximately $258.9 billion in assets.

Primary Portfolio Managers.  Both the Acquiring Fund and the Fund are managed by the Active Equity Team of Mellon Capital, consisting of Warren Chiang, Jocelin Reed, Ronald Gala and C. Wesley Boggs.  Mr. Chiang is a managing director and head of active equity strategies at Mellon Capital and has been a portfolio manager of the Acquiring Fund and the Fund since June 2011 and March 2010, respectively.  He has been employed by Mellon Capital since 1997.  Ms. Reed is a director and senior portfolio manager at Mellon Capital and has been a portfolio manager of the Acquiring Fund and the Fund since June 2011 and September 2011, respectively.  She has been employed by other current or predecessor BNY Mellon entities since 1994.  Mr. Gala is a director and senior portfolio manager at Mellon Capital and has been a portfolio manager of the Acquiring Fund and the Fund since June 2011 and September 2011, respectively.  He has been employed by other current or predecessor BNY Mellon entities since 1993.  Mr. Boggs is a vice president, senior portfolio manager and active equity strategist at Mellon Capital and has been a portfolio manager of the Acquiring Fund and the Fund since June 2011 and March 2010, respectively.  He has been employed by Mellon Capital since 1993.  The Active Equity Team, consisting of Ms. Reed and Messrs. Boggs, Chiang and Gala, will manage the combined fund if the Reorganization is approved and consummated.

Board Members.  The Trust and the Acquiring Company have the same Board members.  None of the Board members of the Trust or the Acquiring Company is an "interested person" (as defined in the 1940 Act) of the Trust or the Acquiring Company ("Independent Board Members").

Independent Registered Public Accounting Firm.  Ernst & Young LLP is the independent registered public accounting firm for the Fund and the Acquiring Fund.

Capitalization.  The Fund and the Acquiring Fund have classified their respective shares into three classes—Class A, Class C and Class I shares.  The following tables set forth, as of August 31, 2012, (1) the capitalization of each class of the Fund's shares, (2) the capitalization of each class of the Acquiring Fund's shares and (3) the pro forma capitalization of each class of the Acquiring Fund's shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund Class A	Acquiring Fund Class A	Adjustments		Pro Forma After Reorganization Acquiring Fund Class A
Total net assets	$65,480,951	$26,786,206	$(105,103	)*	$92,162,054
Net asset value per share	$22.17	$21.41			$21.41
Shares outstanding	2,954,137	1,251,369	99,345	**	4,304,851

	Fund Class C	Acquiring Fund Class C	Adjustments		Pro Forma After Reorganization Acquiring Fund Class C
Total net assets	$13,827,242	$10,468,424	$(22,194	)*	$24,273,472
Net asset value per share	$20.45	$19.80			$19.80
Shares outstanding	676,159	528,673	21,173	**	1,226,005

	Fund Class I	Acquiring Fund Class I	Adjustments		Pro Forma After Reorganization Acquiring Fund Class I
Total net assets	$20,374,672	$30,636,271	$(32,703	)*	$50,978,240
Net asset value per share	$23.00	$21.73			$21.73
Shares outstanding	885,675	1,410,164	50,540	**	2,346,379

*	Reflects the estimated costs of the Reorganization to be paid by the Fund.
**	Adjustment to reflect the exchange of shares outstanding from the Fund to the Acquiring Fund.

As of August 31, 2012, the Fund's total net assets (attributable to Class A, Class C and Class I shares) and the Acquiring Fund's total net assets (attributable to Class A, Class C and Class I shares) were $99,682,865 and $67,890,901, respectively.  Each share has one vote.  Shares have no preemptive or subscription rights and are freely transferable.  All share classes of the Acquiring Fund and the Fund invest in the same portfolio of securities, respectively, but the classes are subject to different charges and expenses and will likely have different share prices.

Purchase Procedures.  The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer to holders of Class A, Class C and Class I shares are substantially similar.  The different classes of each fund's shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.  When choosing a class, an investor should consider the investment amount, anticipated holding period, the potential costs over the holding period and whether the investor qualifies for any reduction or waiver of the sales charge.

The price for Class A, Class C and Class I shares of a fund is the net asset value per share, which is generally calculated as of the close of trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business, plus, with respect to purchases of Class A shares, an initial sales charge that may apply to the purchase.  Shares of the Acquiring Fund and the Fund are priced at the fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity.  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's purchase procedures.

Distribution (12b-1) Plans.  Class C shares of the Fund and the Acquiring Fund are each subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan").  Under the respective Rule 12b-1 Plan, the Fund and the Acquiring Fund pay MBSC Securities Corporation ("MBSC"), their distributor, a fee at an annual rate of 0.75% of the value of the average daily net assets of their respective Class C shares to finance the sale and distribution of such shares.  There is no Rule 12b-1 Plan fee for Class A or Class I shares of either fund.  Because Rule 12b-1 Plan fees are paid out of the assets attributable to Class C shares of a fund on an ongoing basis, over time they will increase the cost of your investment in such class of shares and may cost you more than paying other types of sales charges.  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's Rule 12b-1 Plan.

Shareholder Services Plans.  Class A and Class C shares of the Fund and the Acquiring Fund are each subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund pay MBSC a fee at an annual rate of 0.25% of the value of the average daily net assets of their respective Class A and Class C shares for providing shareholder services and/or maintaining shareholder accounts.  There is no Shareholder Services Plan fee for Class I shares of either fund.  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's Shareholder Services Plan.

Redemption Procedures.  The redemption procedures of the Fund and the Acquiring Fund are substantially similar.  An investor may sell (redeem) Class A, Class C or Class I shares of either fund at any time.  The shares are sold at the fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity.  Redemption orders are processed promptly and an investor will generally receive the proceeds within a week.  See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's redemption procedures.

Distributions.  The dividends and distributions policies of the Fund and the Acquiring Fund are identical.  Each fund anticipates paying its shareholders any dividends and capital gain distributions annually.  Each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act.  The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different.  See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of dividends and distributions policies.

Shareholder Services.  The shareholder services offered by the Fund and the Acquiring Fund are substantially similar.  The privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.  See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of the shareholder services offered.

Certain Organizational Differences Between the Acquiring Company and the Trust.  The Fund is a series of the Trust, which is a Massachusetts business trust, and the rights of its shareholders are governed by the Trust's Amended and Restated Agreement and Declaration of Trust (the "Trust Agreement"), the Trust's By-Laws and applicable Massachusetts law. The Acquiring Fund is a series of the Acquiring Company, which is a Maryland corporation, and the rights of its shareholders are governed by the Acquiring Company's Articles of Incorporation (the "Charter"), the Acquiring Company's By-Laws and the Maryland General Corporation Law (the "Maryland Code").  Certain relevant differences between the two forms of organization are summarized below.

Shareholder Meetings and Voting Rights.  Generally, neither the Fund nor the Acquiring Fund is required to hold annual meetings of its shareholders.  The Fund is required to call a special meeting of shareholders for any purpose, including removing a Board member, when requested in writing to do so by the holders of at least 30% of its outstanding shares entitled to vote.  The Acquiring Fund is required to call a special meeting of shareholders for any purpose, including removing a Board member, when requested to do so by the holders of at least a majority of its outstanding shares entitled to vote.  Shareholders may remove a Board member by the affirmative vote of two-thirds, in the case of the Fund, or a majority, in the case of the Acquiring Fund, of the respective fund's outstanding voting shares.  Moreover, the Board will call a meeting of shareholders for the purpose of electing Board members if at any time less than a majority of the Board members then holding office have been elected by the shareholders.

Shares of the Fund and the Acquiring Fund are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held.  Generally, on matters submitted to a vote of shareholders, all shares of the Fund or the Acquiring Fund then entitled to vote will be voted in the aggregate as a single class.  The Trust Agreement provides that 30% of the Fund's shares entitled to vote shall constitute a quorum for the transaction of business at a Fund shareholders' meeting.  The Acquiring Company's Charter provides that one-third of the Acquiring Fund's shares entitled to vote shall constitute a quorum for the transaction of business at an Acquiring Fund shareholders' meeting.  Matters requiring a larger vote by law or under the organizational documents for the Trust or the Acquiring Company are not affected by such quorum requirements.

Shareholder Liability.  Under the Maryland Code, Acquiring Fund shareholders have no personal liability as such for the Acquiring Fund's acts or obligations.

Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust.  However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, instrument or other undertaking issued or entered into or executed by, or on behalf of, the Fund, or the Trust's Trustees.  The Trust Agreement provides for indemnification out of the Fund's property of all losses and expenses of any shareholder held personally liable for the obligations of the Fund solely by reason of being or having been a Fund shareholder and not because of such shareholder's acts or omissions or some other reason.  Thus, the Fund considers the risk of a Fund shareholder incurring financial loss on account of shareholder liability to be remote because it is limited to circumstances in which a disclaimer is inoperative or the Fund itself would be unable to meet its obligations.  The Trust Agreement also provides that the Trust, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.

Liability and Indemnification of Board Members.  Under the Maryland Code, the Acquiring Company's Charter and By-Laws, and subject to the 1940 Act, a Director or officer of the Acquiring Company is not liable to the Acquiring Fund or its shareholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated.  In addition, a Director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful).  Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Acquiring Fund except where the individual is adjudged liable to the Acquiring Fund.  The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met.  A Director or officer is entitled to advances of expenses in the course of litigation if (i) such Director or officer undertakes to repay such sums if indemnification ultimately is denied and provides acceptable security, (ii) the Acquiring Company is insured against losses arising from the advances, or (iii) the disinterested non-party Directors or independent legal counsel determine there is a reason to believe the Director or officer ultimately will be found to be entitled to indemnification.  Officers, employees and agents also are indemnified to the same extent as Directors and to such further extent as is consistent with law.

If these provisions of the Maryland Code are amended, the Directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended.  No amendment or repeal of the provisions of the Acquiring Company's Charter relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

Under Massachusetts law, the Trust's Trust Agreement and By-Laws, and subject to the 1940 Act, a Trustee is entitled to indemnification against all liability and expenses reasonably incurred by such Trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a Trustee, unless such Trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties.  A Trustee is entitled to advances of expenses in the course of litigation if (i) such Trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the Trustee provides acceptable security, (y) the Trust is insured against losses arising from the advances, or (z) the disinterested non-party Trustees or independent legal counsel determine there is a reason to believe the Trustee ultimately will be found to be entitled to indemnification.  Officers, employees and agents of the Trust may be indemnified to the same extent as Trustees.

Under the 1940 Act, a director or trustee may not be protected against liability to a fund and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

* * * * * * * * *

The foregoing is only a summary of certain differences between the Acquiring Fund, the Acquiring Company's Charter, the Acquiring Company's By-Laws and the Maryland Code, and the Fund, the Trust's Trust Agreement, the Trust's By-Laws and Massachusetts law.  It is not a complete description of the differences, but only of material differences.  Shareholders desiring copies of the Acquiring Company's Charter and By-Laws or the Trust's Trust Agreement and By-Laws should write to the relevant fund at 200 Park Avenue, New York, New York 10166, Attention:  Legal Department.

REASONS FOR THE REORGANIZATION

After management of Dreyfus reviewed the funds in the Dreyfus Family of Funds to determine whether it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders, management recommended to the Trust's Board and to the Acquiring Company's Board that the Fund be consolidated with the Acquiring Fund.  The Trust's Board and the Acquiring Company's Board have concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and its shareholders and the Acquiring Fund and its shareholders, respectively.  In reaching this conclusion, the Trust's Board of Trustees determined that reorganizing the Fund into the Acquiring Fund, which also is managed by Dreyfus and has a substantially similar investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders.  These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a larger combined fund that has, with respect to its Class A, Class C and Class I shares, a lower total annual expense ratio than the Fund's Class A, Class C and Class I shares, respectively.  As of September 28, 2012, the Fund had net assets of approximately $101 million and the Acquiring Fund had net assets of approximately $69 million.  In addition, the Fund and the Acquiring Fund currently have the same portfolio managers.  The Acquiring Fund had a better performance record than the Fund for the one-, five- and ten-year periods ended December 31, 2011.  By combining the Fund with the Acquiring Fund, the Reorganization also should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a reduction of shareholder expenses, permitting Dreyfus to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and also permitting the funds' service providers—including Dreyfus—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases.  As a result, management recommended to the Trust's Board of Trustees that the Fund be consolidated with the Acquiring Fund.

The Acquiring Company's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities.  This opportunity provides an economic benefit to the Acquiring Fund.

In determining whether to recommend approval of the Reorganization, each Board considered the following factors, among others:  (1) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (3) information regarding the fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, as well as the estimated total annual expense ratio of the combined fund; (4) the relative performance of the Fund and the Acquiring Fund; (5) the tax consequences of the Reorganization; and (6) the costs to be incurred by the Fund in connection with the Reorganization.

For the reasons described above, the Trust's Board and the Acquiring Company's Board approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization.  The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Proxy Statement as Exhibit A.  The Plan provides that, subject to the requisite approval of the Fund's shareholders, the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for Class A, Class C and Class I shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on June 7, 2013 or such other date as may be agreed upon by the parties (the "Closing Date").  The number of Class A, Class C and Class I shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset value per share and aggregate net assets attributable to the corresponding class of shares of the Fund and the Acquiring Fund, generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) on the Closing Date.  Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described in the relevant fund's Prospectus and Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards).  Any such distribution will be taxable to Fund shareholders.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to holders of its Class A, Class C and Class I shares of record, as of the close of business on the Closing Date, the Acquiring Fund Class A, Class C and Class I shares, respectively, received by it in the Reorganization.  Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder.  After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Trust.  After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

The Plan may be amended at any time prior to the Reorganization.  The Fund will provide its shareholders with information describing any material amendment to the Plan prior to shareholder consideration.  The obligations of the Trust, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, under the Plan are subject to various conditions, including approval by Fund shareholders holding the requisite number of Fund shares and the continuing accuracy of various representations and warranties of the Trust, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund.

The total expenses of the Reorganization are expected to be approximately $160,000, which will be borne by the Fund.  In addition to use of the mails, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  In addition, an outside firm may be retained to solicit proxies on behalf of the Trust's Board.  The cost of any such outside solicitation firm, which would be borne by the Fund, is estimated to be approximately $27,300, which amount is included in the estimated total expenses of the Reorganization listed above.  The Acquiring Fund will not bear any costs associated with the Reorganization.  The Fund and the Acquiring Fund, however, will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

By approving the Reorganization, Fund shareholders also are, in effect, agreeing to the Acquiring Fund's investment objective and policies, investment advisory and distribution arrangements, Board composition, and independent registered public accounting firm.  If the Reorganization is not approved by Fund shareholders, the Trust's Board will consider other appropriate courses of action with respect to the Fund.

Temporary Suspension of Certain of the Fund's Investment Restrictions.  Since certain of the Fund's existing investment restrictions could preclude the Fund from consummating the Reorganization in the manner contemplated in the Plan, Fund shareholders are requested to authorize the temporary suspension of any investment restriction of the Fund to the extent necessary to permit the consummation of the Reorganization.  The temporary suspension of any of the Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund and will not require the Fund to dispose of any of its portfolio securities because of the suspension in order to consummate the Reorganization.  A vote in favor of the proposal is deemed to be a vote in favor of the temporary suspension.

Federal Income Tax Consequences.  The exchange of Fund assets for Acquiring Fund Class A, Class C and Class I shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Stroock & Stroock & Lavan LLP, counsel to the Fund, the Acquiring Fund and the Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes:  (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class C and Class I shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A, Class C and Class I shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization";

 (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A, Class C and Class I shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class C and Class I shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution  of those Acquiring Fund Class A, Class C and Class I shares to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class C and Class I shares for Acquiring Fund Class A, Class C and Class I shares pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A, Class C and Class I shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A, Class C and Class I shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund asset's holding period).

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS").  The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position.  Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances.  Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryforwards.  As of the Fund's fiscal year ended March 31, 2012, the Fund had unused capital loss carryforwards of approximately $25.7 million.  Different amounts of the capital loss carryforwards expire in different years.  Of the Fund's capital loss carryforwards, approximately $130,000 will expire on March 31, 2015, approximately $3.6 million will expire on March 31, 2016, approximately $17.6 million will expire on March 31, 2017, approximately $3.8 million will expire on March 31, 2018 and approximately $490,000 will expire on March 31, 2019, if unused prior to those dates.  The Fund has approximately $180,000 in capital loss carryforwards that are not subject to expiration.  The Fund underwent an "ownership change" in connection with a previous reorganization, with the result that the Fund is currently limited in its ability to use its capital loss carryforwards (by operation of the tax loss limitation rules of the Code applicable to ownership changes).  Specifically, as a result of such previous ownership change, the Fund's capital loss carryforwards may only be used in an amount up to approximately $2.46 million annually (with the annual loss limitation increased by the amount of any unused loss limitations from prior years).  The Acquiring Fund, as a result of the Reorganization, will inherit the capital loss carryforwards of the Fund, subject to the annual loss limitation to which those losses are subject currently in the hands of the Fund.  It is anticipated that approximately $10 million (out of the total of approximately $25.7 million) of the Fund's capital loss carryforwards inherited by the Acquiring Fund as a result of the Reorganization might expire unused due to the application of the annual loss limitations.

As of the Acquiring Fund's fiscal year ended August 31, 2012, the Acquiring Fund had an unused capital loss carryforward of approximately $16.9 million, which will expire on August 31, 2018, if unused prior to that date.  As a result of the Reorganization, an "ownership change" of the Acquiring Fund will occur, with the result that the ability of the Acquiring Fund to use its own capital loss carryforward (and possibly its own unrealized built-in losses, if any) also may be limited by the operation of the tax loss limitation rules of the Code that are applicable in connection with the "ownership change" of the Acquiring Fund.  Specifically, as a result of the ownership change, the Acquiring Fund's capital loss carryforward may only be used in an amount up to approximately $2.05 million annually (with the annual loss limitation increased by the amount of any unused loss limitations from prior years).  It is anticipated that approximately $4.52 million (out of the total of approximately $16.9 million) of the Acquiring Fund's capital loss carryforward might expire unused due to the application of the annual loss limitations.

Under tax legislation enacted in 2010, capital losses arising in taxable years beginning after December 31, 2010 may be carried forward to succeeding taxable years without limitation; however, such capital loss carryforwards must be applied first before any capital loss carryforwards arising in prior taxable years.  As a result of this ordering rule, capital loss carryforwards arising in taxable years beginning prior to January 1, 2011 are more likely to expire unused.

Sale of Portfolio Securities.  Certain of the portfolio securities currently held by the Fund may be sold by the combined fund after consummation of the Reorganization, subject to any restrictions imposed by the Code.  The transaction costs associated with repositioning the combined fund's portfolio after consummation of the Reorganization would be borne by the combined fund and its shareholders.  Dreyfus currently estimates that approximately 24% of the Fund's portfolio securities acquired by the Acquiring Fund in the Reorganization may be sold by the combined fund over time following the Reorganization.  Based on that assumption, Dreyfus estimates that brokerage commissions and other transaction costs associated with such post-Reorganization portfolio repositioning will be approximately $45,000.  The amount of the Fund's portfolio securities that may ultimately be sold by the combined fund in connection with the Reorganization, as well as the related transaction costs associated with this portfolio repositioning, will be dependent upon market conditions and portfolio holdings at the time the combined fund's portfolio is repositioned and may be higher or lower than the amounts stated above.  Any such disposition of portfolio securities also may result in a capital gain or loss depending upon the specific securities being sold and the combined fund's ability to use any available capital loss carryforwards.  Based on the above assumptions, Dreyfus currently estimates that the combined fund would recognize approximately $3.6 million in capital gains as a result of repositioning the Fund's portfolio after the Reorganization.

The Fund, the Acquiring Fund and the combined fund also may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund.  Any sales of portfolio securities by a fund will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.

Required Vote and Board's Recommendation

The Trust's Board has approved the Plan and the Reorganization and has determined that (1) participation in the Reorganization is in the best interests of the Fund and its shareholders and (2) the interests of shareholders of the Fund will not be diluted as a result of the Reorganization.  The affirmative vote of a majority of the Fund's shares outstanding and entitled to vote is required to approve the Plan and the Reorganization.

THE TRUST'S BOARD, ALL OF WHOSE MEMBERS ARE INDEPENDENT BOARD MEMBERS, [UNANIMOUSLY] RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN AND THE REORGANIZATION.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectus, forming a part of the Acquiring Company's Registration Statement on Form N-1A (File No. 33-51061).  Information about the Fund is incorporated by reference into this Prospectus/Proxy Statement from the Fund's Prospectus, forming a part of the Trust's Registration Statement on Form N-1A (File No. 333-106576).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission.  Reports, proxy statements and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission at 100 F Street, N.E., Washington, D.C. 20549.  Text-only versions of fund documents can be viewed on-line or downloaded from www.sec.gov or www.dreyfus.com.  Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

VOTING INFORMATION

In addition to the use of the mail, proxies may be solicited personally or by telephone, and the Fund may pay persons holding Fund shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals.  The Fund may retain a proxy solicitor to assist in the solicitation of proxies, primarily by contacting shareholders by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity.  In all cases where a telephonic proxy is solicited (as opposed to where the shareholder calls the toll-free telephone number directly to vote), the shareholder will be asked to provide or confirm certain identifiable information and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card in the mail.  Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a new proxy to the Fund or by attending the Meeting and voting in person.

Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the proposal.  If a proxy is properly executed and returned marked with an abstention or represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Fund shares and the broker or nominee does not have discretionary power to vote on the proposal) (together, "abstentions"), the Fund shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  Abstentions will not constitute a vote in favor of a proposal.  For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite approval for the proposal.

With respect to Dreyfus-sponsored individual retirement accounts ("IRAs"), the Individual Retirement Custodial Account Agreement governing the IRAs requires The Bank of New York Mellon ("BNYM"), as the custodian of the IRAs, to vote Fund shares held in such IRAs in accordance with the IRA shareholder's instructions.  However, if no voting instructions are received, BNYM may vote Fund shares held in the IRA in the same proportions as the Fund shares for which voting instructions are received from other Dreyfus IRA shareholders.  Therefore, if an IRA shareholder does not provide voting instructions prior to the Meeting, BNYM will vote the IRA shares "FOR", "AGAINST" or "ABSTAIN" in the same proportions as it votes the shares for which properly conveyed instructions are timely received from other Dreyfus IRA shareholders.

A quorum is constituted for the Fund by the presence in person or by proxy of the holders of thirty percent (30%) of the Fund's outstanding shares entitled to vote at the Meeting.  If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Fund.  In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposal, the percentage of favorable votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Fund shareholders with respect to the reasons for the solicitation.  Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.  If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" the proposal in favor of such adjournment, and will vote those proxies required to be voted "AGAINST" the proposal against any adjournment.

The votes of the Acquiring Fund's shareholders are not being solicited since their approval or consent is not necessary for the Reorganization.

As of September 28, 2012, the following shareholders were known by the Fund to own of record or beneficially 5% or more of the indicated class of the Fund's outstanding voting shares:

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Class A Shares

American Enterprise Investment SVC 707 Second Avenue South Minneapolis, MN 55402-2405	13.74%	9.72%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13.43%	9.49%

First Clearing, LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	6.30%	4.46%

Class C Shares

First Clearing, LLC Special Custody Account For the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	15.46%	8.79%

Merrill Lynch For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	15.13%	8.60%

Morgan Stanley & Co. Harborside Financial Center Plaza 2, 3rd Floor Jersey City, NJ 07311	12.06%	6.86%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.20%	5.23%

Class I Shares

Wilmington Trust Company Trustee F/B/O Optional Retirement Program University of North Carolina C/O Mutual Funds P.O. Box 8880 Wilmington, DE 19899-8880	10.12%	4.10%

Wilmington Trust Company Custodian F/B/O Cardinal Health Systems Inc. 403(b) Plan C/O Mutual Funds P.O. Box 8880 Wilmington, DE 19899-8880	5.80%	2.35%

First Clearing, LLC Special Custody Account For the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	5.42%	2.20%

As of September 28, 2012, the following shareholders were known by the Acquiring Fund to own of record or beneficially 5% or more of the indicated class of the Acquiring Fund's outstanding voting shares:

	Percentage of Outstanding Shares
Name and Address	Before Reorganization	After Reorganization

Class A Shares

American Enterprise Investment SVC 707 Second Avenue South Minneapolis, MN 55402-2405	12.25%	3.59%

NFS LLC FEBO Transamerica Life Ins. Company 1150 South Olive Street, Suite 2700 Los Angeles, CA 90015-2211	9.87%	2.89%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.50%	2.79%

Great-West Trust Company LLC Trustee For Employee Benefits Clients 401(k) 8515 East Orchard Road 2T2 Greenwood Village, CO 80111	5.23%	1.54%

Class C Shares

Merrill Lynch For the Sole Benefit of Its Customers Attn: Fund Administration 4800 Deer Lake Drive East, 3rd Floor Jacksonville, FL 32246-6484	33.41%	14.42%

First Clearing, LLC Special Custody Account For the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103-2523	13.55%	5.85%

UBS WM USA 499 Washington Boulevard Jersey City, NJ 07310-1995	5.62%	2.43%

Class I Shares

NFS LLC FEBO State Street Bank Trust Co. Trustee For Various Retirement Plans 440 Mamaroneck Avenue Harrison, NY 10528-2418	33.03%	19.64%

Wells Fargo Bank NA Omnibus Account For Various Retirement Plans 1525 West WT Harris Boulevard Charlotte, NC 28288-1076	19.84%	11.80%

Wilmington Trust Company Custodian F/B/O Mercy Medical Center Voluntary 403(b) Program C/O Mutual Funds P.O. Box 8880 Wilmington, DE 19899-8880	14.05%	8.36%

LPL Financial 9785 Towne Centre Drive San Diego, CA 92121-1968	12.51%	7.44%

Wilmington Trust Company Custodian F/B/O St. Luke's Health Network 403(b) Plan C/O Mutual Funds P.O. Box 8880 Wilmington, DE 19899-8880	5.29%	3.15%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund.

As of September 28, 2012, Board members and officers of the Trust and the Acquiring Company, as a group, owned less than 1% of the Fund's or the Acquiring Fund's outstanding shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund for its fiscal year ended March 31, 2012 and the audited financial statements of the Acquiring Fund for its fiscal year ended August 31, 2012 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, independent registered public accounting firm for the Fund and the  Acquiring Fund, given on their authority as experts in accounting and auditing.

OTHER MATTERS

The Trust's Board members are not aware of any other matters that may come before the Meeting.  However, should any such matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

Please advise the Fund, in care of Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082, whether other persons are the beneficial owners of Fund shares for which proxies are being solicited from you, and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of Fund shares.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.  THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION dated as of November 9, 2012 (the "Agreement"), between DREYFUS MANAGER FUNDS I (the "Trust"), a Massachusetts business trust, on behalf of DREYFUS MIDCAP CORE FUND (the "Fund"), and ADVANTAGE FUNDS, INC. (the "Acquiring Company"), a Maryland corporation, on behalf of DREYFUS STRUCTURED MIDCAP FUND (the "Acquiring Fund").

This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code").  The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A, Class C and Class I shares ("Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, the Fund is a series of the Trust, a registered, open-end management investment company, and the Acquiring Fund is a series of the Acquiring Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, both the Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest and common stock, respectively;

WHEREAS, the Trust's Board has determined that the Reorganization is in the best interests of the Fund and the Fund's shareholders and that the interests of the Fund's existing shareholders will not be diluted as a result of the Reorganization; and

WHEREAS, the Acquiring Company's Board has determined that the Reorganization is in the best interests of the Acquiring Fund and the Acquiring Fund's shareholders and that the interests of the Acquiring Fund's existing shareholders will not be diluted as a result of the Reorganization:

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	THE REORGANIZATION.

1.1           Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 1.3.  Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1.  In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2           The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other property belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by The Dreyfus Corporation ("Dreyfus"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3           The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date.  The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by Dreyfus, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period.  The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4           Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, One Wall Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5           The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder.  The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred.  Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6           As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's Class A, Class C and Class I shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the corresponding class of Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the Commonwealth of Massachusetts and federal securities laws.  Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders.  All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void.  Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7           Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.  Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8           Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9           Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

1.10           As soon as practicable after the Closing Date, the Trust shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

2.	VALUATION.

2.1           The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquiring Company's Articles of Incorporation, as amended (the "Acquiring Company's Charter"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as shall be mutually agreed upon by the parties hereto.

2.2           The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Company's Charter and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3           The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1 by the net asset value of one Acquiring Fund Share of the corresponding class, as the case may be, determined in accordance with paragraph 2.2.

2.4           All computations of value shall be made in accordance with the regular practices of Dreyfus as fund accountant for the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1           The Closing Date shall be June 7, 2013, or such other date as the parties, through their duly authorized officers, may mutually agree.  All acts taking place at the Closing shall be deemed to take place simultaneously on the Closing Date unless otherwise provided.  The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, 8th Floor, New York, New York, or such other time and/or place as the parties may mutually agree.

3.2           The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date.  The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian.  The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3           If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the parties hereto may agree.

3.4           The Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund's transfer agent shall issue and deliver to the Trust's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5           At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6           If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	REPRESENTATIONS AND WARRANTIES.

4.1           The Trust, on behalf of the Fund, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, as follows:

(a)           The Fund is a duly established and designated series of the Trust, a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to carry out its obligations under this Agreement.

(b)           The Trust is registered under the 1940 Act as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect.  The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)           The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Trust's Amended and Restated Agreement and Declaration of Trust (the "Trust's Trust Agreement") or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party on behalf of the Fund or by which the Fund is bound.

(e)           The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g)           No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Trust's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business.  The Trust knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

(h)           The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Fund for each of the Fund's five fiscal years ended March 31, 2012 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i)           Since March 31, 2012, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j)           At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(k)           For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l)           All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund.  All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of its transfer agent as provided in paragraph 3.4.  The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m)           On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(n)           The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trust's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Trust, on behalf of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o)           The information to be furnished by the Trust, on behalf of the Fund, for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(p)           The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Trust and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Trust and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2           The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Trust, on behalf of the Fund, as follows:

(a)           The Acquiring Fund is a duly established and designated series of the Acquiring Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Agreement.

(b)           The Acquiring Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.  The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations there under.

(c)           The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Company's Charter or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

(e)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f)           No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Company's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business.  The Acquiring Company knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

(g)           The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Acquiring Fund for each of the Acquiring Fund's five fiscal years ended August 31, 2012 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h)           Since August 31, 2012, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i)           At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Acquiring Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns.

(j)           For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k)           All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l)           The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Company's Board and, subject to the approval of the Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquiring Company, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m)           The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.  No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished to the Acquiring Fund by the Trust.

(n)           No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

(o)           The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE ACQUIRING COMPANY AND THE TRUST, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

5.1           The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2           The Trust will call a meeting of the Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3           Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4           As promptly as practicable, but in any case within sixty days after the Closing Date, the Trust shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Fund for federal income tax purposes which will be carried over to the Acquiring Fund as a result of Section 381 of the Code and which will be certified by the Trust's President or its Vice President and Treasurer.

5.5           The Trust, on behalf of the Fund, will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.6           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.7           The Trust, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.8           As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1           All representations and warranties of the Trust, on behalf of the Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2           The Trust shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, together with a list of the Fund's portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Trust's Treasurer.

6.3           The Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Trust's name by the Trust's President or Vice President and its Treasurer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Trust, on behalf of the Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1           All representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2           The Acquiring Company shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Company's name by the Acquiring Company's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Company, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1           This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Fund in accordance with the provisions of the Trust's Trust Agreement and the 1940 Act.

8.2           On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3           All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.4           The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5           The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).

8.6           The Fund and Acquiring Fund shall have received an opinion of Stroock & Stroock & Lavan LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

(a)  The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization"; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution  of those Acquiring Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund Asset's holding period).

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it, and in separate letters addressed to counsel and the certificates delivered pursuant to this Agreement.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1           This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Trust or of the Acquiring Company, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Fund's shareholders) if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

9.2           If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Trust or the Acquiring Company, or shareholders of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement.

9.3           Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by the Fund.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Trust or of the Acquiring Company if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1           None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2           This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof.  Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3           This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4           This Agreement may be amended only by a signed writing between the parties.

11.5           This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7           It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Acquiring Company or the Trust, or shareholders, nominees, agents, or employees of the Acquiring Fund or the Fund personally, but shall bind only the property of the Acquiring Fund or the Fund, as the case may be, as provided in the Acquiring Company's Charter or the Trust's Trust Agreement; a copy of the Trust's Trust Agreement is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the Trust's principal offices.  The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund or the Fund, as the case may be.

IN WITNESS WHEREOF, the Trust, on behalf of the Fund, and the Acquiring Company, on behalf of the Acquiring Fund, have each caused this Agreement and Plan of Reorganization to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.

DREYFUS MANAGER FUNDS I, on behalf of Dreyfus MidCap Core Fund

By:
Bradley J. Skapyak,
President

ATTEST:
Jeff Prusnofsky,
Assistant Secretary

ADVANTAGE FUNDS, INC., on behalf of Dreyfus Structured Midcap Fund

By:
Bradley J. Skapyak,
President

ATTEST:
Jeff Prusnofsky,
Assistant Secretary

DREYFUS MIDCAP CORE FUND

The undersigned shareholder of Dreyfus MidCap Core Fund (the "Fund"), a series of Dreyfus Manager Funds I (the "Trust"), hereby appoints Jeff Prusnofsky and Joseph M. Chioffi, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Fund standing in the name of the undersigned at the close of business on December 10, 2012, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, at 9:30 a.m., on Thursday, February 28, 2013, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)  Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2)  Go to website www.proxyvote.com.
3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2)  Call 1-877-907-7646.
3)  Follow the instructions.

To vote by Mail

1)  Read the Prospectus/Proxy Statement.
2)  Check the appropriate box on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the enclosed postage-paid envelope provided.

If you are NOT voting by Telephone or Internet, Please
Sign, Date and Return the Proxy Card
Promptly Using the Enclosed Envelope.

TO VOTE, MARK A BLOCK BELOW IN BLUE OR BLACK INK AS FOLLOWS:  ☒
-------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DREYFUS MIDCAP CORE FUND

1.
To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Fund to Dreyfus Structured Midcap Fund (the "Acquiring Fund"), in exchange solely for Class A, Class C and Class I shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets and the assumption by the Acquiring Fund of the Fund's stated liabilities (the "Reorganization").  Class A, Class C and Class I shares of the Acquiring Fund received by the Fund in the Reorganization will be distributed by the Fund to holders of its Class A, Class C and Class I shares, respectively, in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Trust.

FOR	AGAINST	ABSTAIN
☐	☐	☐

2.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

Signature(s) should be exactly as name or names appearing on this proxy.  If shares are held jointly, each holder should sign.  If signing is by attorney, executor, administrator, trustee or guardian, please give full title.  By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is acknowledged.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

Subject to Completion, November 9, 2012

STATEMENT OF ADDITIONAL INFORMATION

December __, 2012

Acquisition of the Assets of

DREYFUS MIDCAP CORE FUND
(A Series of Dreyfus Manager Funds I)

144 Glenn Curtiss Boulevard
Uniondale, New York  11556-0144

1-800-DREYFUS

By and in Exchange for
Class A, Class C and Class I Shares of

DREYFUS STRUCTURED MIDCAP FUND
(A Series of Advantage Funds, Inc.)

144 Glenn Curtiss Boulevard
Uniondale, New York  11556-0144

1-800-DREYFUS

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated December __, 2012 relating specifically to the proposed transfer of all of the assets and liabilities of Dreyfus MidCap Core Fund (the "Fund"), a series of Dreyfus Manager Funds I (the "Trust"), in exchange solely for Class A, Class C and Class I shares of Dreyfus Structured Midcap Fund (the "Acquiring Fund"), a series of Advantage Funds, Inc. (the "Acquiring Company").  The transfer is to occur pursuant to an Agreement and Plan of Reorganization.  This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.
The Acquiring Fund's Statement of Additional Information dated November 1, 2011, as revised or amended January 1, 2012, March 1, 2012, April 1, 2012, May 1, 2012, July 1, 2012, August 1, 2012, August 30, 2012 and October 1, 2012.

2.	The Acquiring Fund's Annual Report for the fiscal year ended August 31, 2012.

3.
The Fund's Statement of Additional Information dated November 1, 2011, as revised or amended January 1, 2012, March 1, 2012, April 1, 2012, May 1, 2012, July 1, 2012, August 1, 2012, August 30, 2012 and October 1, 2012.

4.	The Fund's Annual Report for the fiscal year ended March 31, 2012.

5.	The Fund's Semi-Annual Report for the six-month period ended September 30, 2012.

6.	Pro forma financial statements for the combined Fund and Acquiring Fund as of August 31, 2012.

The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and the Fund's Annual Report and Semi-Annual Report, are incorporated herein by reference.  The Prospectus/Proxy Statement dated December __, 2012 may be obtained by writing to the Fund or the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund's Statement of Additional Information is incorporated herein by reference to the Acquiring Company's Post-Effective Amendment No. 105 to its Registration Statement on Form N-1A, filed on February 28, 2012 (File No. 33-51061), as revised October 1, 2012 pursuant to a supplement filed on September 28, 2012 pursuant to Rule 497 under the Securities Act of 1933, as amended (the "Securities Act").  The financial statements of the Acquiring Fund are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended August 31, 2012, filed on November 6, 2012.

The Fund's Statement of Additional Information is incorporated herein by reference to the Trust's Post-Effective Amendment No. 23 to its Registration Statement on Form N-1A, filed on July 27, 2012 (File No. 333-106576), as revised October 1, 2012 pursuant to a supplement filed on September 28, 2012 pursuant to Rule 497 under the Securities Act.  The financial statements of the Fund are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended March 31, 2012, filed on May 31, 2012, and the Fund's Semi-Annual Report for the fiscal period ended September 30, 2012, to be filed on or about November 30, 2012.

PRO FORMA FINANCIAL STATEMENTS

The Board of Directors of the Acquiring Company, on behalf of the Acquiring Fund, and the Board of Trustees of the Trust, on behalf of the Fund, have approved an Agreement and Plan of Reorganization pursuant to which the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class A, Class C and Class I shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the "Exchange").  The Acquiring Fund's Class A, Class C and Class I shares will then be distributed to the Fund's holders of Class A, Class C and Class I shares on a pro rata basis in liquidation of the Fund.

The unaudited pro forma statement of investments and statement of assets and liabilities set forth below reflect the financial position of the Acquiring Fund and the Fund on August 31, 2012.  The unaudited pro forma statement of operations set forth below reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended August 31, 2012.  These pro forma financial statements have been derived from the Fund's and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States.  The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on September 1, 2011.  Actual results could differ from those estimates.

Dreyfus Structured MidcapFund
PRO FORMA STATEMENT OF INVESTMENTS
August 31, 2012 (Unaudited)

	Dreyfus		Dreyfus		Dreyfus	Dreyfus	Dreyfus	Dreyfus
	Structured Midcap		MidCap Core		Structured	Structured Midcap	MidCap Core	Structured
	Fund		Fund		Midcap Fund	Fund	Fund	Midcap Fund
					Pro Forma			Pro Forma
Common Stocks--98.9%	Shares				Combined (*)	Value ($)		Combined (*)
Automobiles & Components--1.2%
Thor Industries	31,100		31,800		62,900	977,784	999,792	1,977,576
WABCO Holdings	600	a	8,500	a	9,100	35,232	499,120	534,352
						1,013,016	1,498,912	2,511,928
Banks--5.9%
Associated Banc-Corp	66,200				66,200	857,952		857,952
Cathay General Bancorp	25,100				25,100	410,887		410,887
Comerica	5,900		43,400		49,300	181,189	1,332,814	1,514,003
Huntington Bancshares	17,100		374,300		391,400	112,860	2,470,380	2,583,240
KeyCorp			294,200		294,200		2,480,106	2,480,106
Regions Financial	14,300		132,600		146,900	99,528	922,896	1,022,424
Webster Financial	33,900		7,900		41,800	721,392	168,112	889,504
Zions Bancorporation	7,600				7,600	146,300		146,300
						2,530,108	7,374,308	9,904,416
Capital Goods--8.4%
Aecom Technology	26,700	a	25,600	a	52,300	517,713	496,384	1,014,097
Alliant Techsystems	13,700				13,700	671,163		671,163
Chicago Bridge & Iron Co.	8,600		34,700		43,300	316,652	1,277,654	1,594,306
Gardner Denver	14,500				14,500	874,060		874,060
Granite Construction	17,700				17,700	487,989		487,989
IDEX	2,500				2,500	99,650		99,650
ITT	28,700				28,700	571,130		571,130
KBR	13,800				13,800	373,842		373,842
Lennox International	20,700		16,500		37,200	983,457	783,915	1,767,372
Lincoln Electric Holdings	24,100		55,000		79,100	994,125	2,268,750	3,262,875
Textron	11,200				11,200	299,264		299,264
Timken	13,600				13,600	546,176		546,176
Toro			53,700		53,700		1,997,640	1,997,640
						6,735,221	6,824,343	13,559,564
Commercial & Professional Services--2.2%
Deluxe	30,600		70,600		101,200	868,122	2,002,922	2,871,044
Herman Miller	31,800		12,200		44,000	622,008	238,632	860,640
						1,490,130	2,241,554	3,731,684
Consumer Durables & Apparel--.8%
Carter's	19,000	a			19,000	1,058,490		1,058,490
Tupperware Brands	5,900				5,900	315,532		315,532
						1,374,022	-	1,374,022

Bally Technologies	1,700	a,b			1,700	75,293
Bob Evans Farms	24,100		8,500		32,600	948,094	334,390	1,282,484
H&R Block	40,900		140,200		181,100	677,304	2,321,712	2,999,016
International Speedway, Cl. A	7,200		28,200		35,400	191,592	750,402	941,994
ITT Educational Services	6,100	a,b			6,100	195,261		195,261
Penn National Gaming	7,800	a	19,100	a	26,900	306,462	750,439	1,056,901
						2,394,006	4,156,943	6,550,949

Diversified Financials--3.2%
American Capital	21,800	a			21,800	239,582		239,582
Discover Financial Services	7,900		57,200		65,100	305,967	2,215,356	2,521,323
Greenhill & Co.	11,600	b			11,600	506,340		506,340
Moody's	1,800				1,800	71,280		71,280
NASDAQ OMX Group	15,500		4,800		20,300	354,485	109,776	464,261
SEI Investments	41,300				41,300	898,275		898,275
Waddell & Reed Financial, Cl. A	21,000				21,000	621,600		621,600
						2,997,529	2,325,132	5,322,661
Energy--8.5%
Denbury Resources	11,600	a			11,600	179,684		179,684
Helix Energy Solutions Group	52,300	a	135,205	a	187,505	921,526	2,382,312	3,303,838
HollyFrontier	25,600		77,200		102,800	1,031,424	3,110,388	4,141,812
Kosmos Energy	40,800	a	60,300	a	101,100	394,944	583,704	978,648
Marathon Petroleum	1,400				1,400	72,450		72,450
Murphy Oil	6,800				6,800	349,044		349,044
Oceaneering International	13,600				13,600	728,144		728,144
Plains Exploration & Production	16,400	a			16,400	644,848		644,848
Tesoro	15,300		51,800		67,100	608,022	2,058,532	2,666,554
Tidewater	14,300		11,800		26,100	678,249	559,674	1,237,923
						5,608,335	8,694,610	14,302,945
Food, Beverage & Tobacco--3.0%
Smithfield Foods	23,600	a	83,900	a	107,500	455,952	1,620,948	2,076,900
Universal	19,300	b	44,500	b	63,800	915,399	2,110,635	3,026,034
						1,371,351	3,731,583	5,102,934
Health Care Equipment & Services--6.9%
Cooper			6,200		6,200		519,870	519,870
Hill-Rom Holdings	27,500				27,500	762,575	263,435	1,026,010
Humana	7,800		9,500		17,300	546,624	133,152	679,776
ResMed	35,800	b	1,900	b	37,700	1,345,006	2,870,348	4,215,354
Thoratec	26,200	a	76,400	a	102,600	887,918	1,958,842	2,846,760
Universal Health Services, Cl. B	19,500		57,800		77,300	779,025	1,462,170	2,241,195
			36,600		36,600	4,321,148	7,207,817	11,528,965
Household & Personal Products--1.2%
Church & Dwight	15,900				15,900	870,366		870,366
Energizer Holdings	8,500		7,800		16,300	585,650	537,420	1,123,070
						1,456,016	537,420	1,993,436
Insurance--2.6%
Assurant	9,900		6,100		16,000	348,975	215,025	564,000
Everest Re Group	1,200				1,200	124,392		124,392
Lincoln National	6,100				6,100	141,642		141,642
Protective Life	15,300				15,300	432,225		432,225
Reinsurance Group of America	19,200		27,000		46,200	1,127,808	1,585,980	2,713,788
StanCorp Financial Group	12,100				12,100	377,762		377,762
						2,552,804	1,801,005	4,353,809

Materials--3.9%
Domtar	9,200		19,200		28,400	666,448	1,390,848	2,057,296
Huntsman	7,600				7,600	109,288		109,288
Minerals Technologies	14,400		32,500		46,900	976,464	2,203,825	3,180,289
NewMarket	4,100				4,100	1,009,092		1,009,092
Steel Dynamics	17,900				17,900	218,738		218,738
						2,980,030	3,594,673	6,574,703
Media--3.0%
Scholastic	17,200		49,200		66,400	525,460	1,503,060	2,028,520
Valassis Communications	20,300	a,b	99,500	a,b	119,800	508,921	2,494,465	3,003,386
						1,034,381	3,997,525	5,031,906
Pharmaceuticals, Biotech & Life Sciences--5.7%
Agilent Technologies	9,500		12,800		22,300	353,020	475,648	828,668
Charles River Laboratories
International	15,000	a	22,800	a	37,800	544,800	828,096	1,372,896
Mettler-Toledo International	6,800	a	12,500	a	19,300	1,122,748	2,063,875	3,186,623
Techne	6,200				6,200	425,134		425,134
United Therapeutics	7,000	a	22,600	a	29,600	378,840	1,223,112	1,601,952
Warner Chilcott, Cl. A	47,300		112,653		159,953	644,226	1,534,334	2,178,560
						3,468,768	6,125,065	9,593,833
Real Estate--7.8%
BRE Properties	12,100		1,200		13,300	604,032	59,904	663,936
CBL & Associates Properties	39,300		72,100		111,400	839,841	1,540,777	2,380,618
CommonWealth REIT			25,100	c	25,100		375,747	375,747
Hospitality Properties Trust	27,700	c	10,000	c	37,700	666,739	240,700	907,439
Kimco Realty	5,200		3,100		8,300	105,664	62,992	168,656
Liberty Property Trust	15,900	c			15,900	586,392		586,392
Macerich	2,798	c			2,798	166,677		166,677
Mack-Cali Realty	33,900	c	80,800	c	114,700	905,130	2,157,360	3,062,490
National Retail Properties	18,400	b			18,400	571,504		571,504
Rayonier	25,900	c	61,050	c	86,950	1,268,841	2,990,839	4,259,680
						5,714,820	7,428,319	13,143,139
Retailing--6.2%
Aaron's	19,400				19,400	579,478		579,478
Advance Auto Parts	5,500				5,500	391,160		391,160
ANN	14,900	a			14,900	530,142		530,142
Best Buy	9,500	b			9,500	168,530		168,530
Big Lots	900	a			900	27,396		27,396
Dillard's, Cl. A	6,100		33,000		39,100	457,988	2,477,640	2,935,628
GameStop, Cl. A	14,800	b	93,800	b	108,600	282,384	1,789,704	2,072,088
O'Reilly Automotive	5,900	a	22,700	a	28,600	501,205	1,928,365	2,429,570
PetSmart	16,100				16,100	1,141,812		1,141,812
Williams-Sonoma	2,600				2,600	106,652		106,652
						4,186,747	6,195,709	10,382,456
Semiconductors & Semiconductor Equipment--2.0%
LSI	53,000	a	76,800	a	129,800	412,870	598,272	1,011,142
Silicon Laboratories	22,800	a	37,500	a	60,300	871,872	1,434,000	2,305,872
						1,284,742	2,032,272	3,317,014

Software & Services--9.0%
Acxiom	23,700	a	35,500	a	59,200	404,322	605,630	1,009,952
Broadridge Financial Solutions			92,900		92,900		2,199,872	2,199,872
CA	35,900		37,300		73,200	934,477	970,919	1,905,396
Cadence Design Systems	72,500	a	87,600	a	160,100	957,000	1,156,320	2,113,320
DST Systems	17,215				17,215	875,899		875,899
FactSet Research Systems	5,500	b			5,500	507,485		507,485
Fair Isaac	16,400		34,800		51,200	700,444	1,486,308	2,186,752
Symantec	49,200	a	139,600	a	188,800	877,236	2,489,068	3,366,304
Synopsys	26,700	a			26,700	881,901		881,901
						6,138,764	8,908,117	15,046,881
Technology Hardware & Equipment--6.2%
Brocade Communications Systems	45,900	a	16,400	a	62,300	266,220	95,120	361,340
Diebold	16,300				16,300	531,054		531,054
Dolby Laboratories, Cl. A	8,800	a,b	11,500	a,b	20,300	291,984	381,570	673,554
Lexmark International, Cl. A	24,100	b	75,000	b	99,100	523,211	1,628,250	2,151,461
Plantronics	22,200		61,600		83,800	791,652	2,196,656	2,988,308
QLogic	32,500	a			32,500	395,525		395,525
Tech Data	19,900	a	46,300	a	66,200	966,742	2,249,254	3,215,996
						3,766,388	6,550,850	10,317,238
Telecommunication Services--.2%
Telephone & Data Systems	12,370				12,370	303,313	-	303,313
Transportation--2.8%
Alaska Air Group	28,500	a	70,200	a	98,700	956,175	2,355,210	3,311,385
Landstar System			30,300		30,300		1,432,281	1,432,281
						956,175	3,787,491	4,743,666
Utilities--4.2%
Aqua America			51,100		51,100		1,277,500	1,277,500
Cleco	18,100		58,500		76,600	740,833	2,394,405	3,135,238
Hawaiian Electric Industries	28,300				28,300	750,799		750,799
IDACORP	22,500		5,900		28,400	932,625	244,555	1,177,180
NV Energy	37,800				37,800	663,012		663,012
						3,087,269	3,916,460	7,003,729
Total Common Stocks
(cost $63,076,437, $91,286,926 and $154,363,363, respectively)						66,765,083	98,930,108	165,695,191

Other Investment--.8%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $926,928, $434,820 and $1,361,748, respectively)	926,928	d	434,820	d	1,361,748	926,928	434,820	1,361,748
Investment of Cash Collateral for
Securities Loaned--8.5%
Dreyfus Institutional Cash
Advantage Fund
(cost $4,597,205, $9,637,162 and $14,234,367, respectively)	4,597,205	d	9,637,162	d	14,234,367	4,597,205	9,637,162	14,234,367

Total Investments (cost $68,600,570, $101,358,908 and $169,959,478, respectively)					108.3%	72,289,216	109,002,090	181,291,306
Liabilities, Less Cash and Receivables					(8.2%)	(4,398,315)	(9,319,225)	(13,717,540)
Adjustment for estimated merger related costs								(160,000)
Net Assets					100.0%	67,890,901	99,682,865	167,413,766

a	Non-income producing security.
b
Security, or portion thereof, on loan. At August 31, 2012, the total pro forma value of the fund's securities on loan is $4,497,249, $9,415,484 and $13,912,733, respectively and the total pro forma value of the cash collateral held by the funds is $4,597,205, $9,637,162 and $14,234,367, respectively.

c	Investment in real estate investment trust.
d	Investment in affiliated money market mutual fund.

*
Certain of the securities currently held by Dreyfus MidCap Core Fund and Dreyfus Structured Midcap Fund are anticipated to be sold by Dreyfus Structured Midcap Fund over time after consummation of the fund reorganization, subject to any restrictions imposed by the Internal Revenue Code.  The specific securities (and amounts) held by Dreyfus MidCap Core Fund and Dreyfus Structured Midcap Fund that may ultimately be sold by Dreyfus Structured Midcap Fund in connection with the reorganization will be dependent upon market conditions and portfolio holdings at the time Dreyfus Structured Midcap Fund's portfolio is repositioned and may differ from the issuers and amounts noted above.

See notes to unaudited pro forma financial statements.

Pro Forma Statement of Assets and Liabilities
August 31, 2012

						Dreyfus
						Structured
		Dreyfus	Dreyfus			Midcap Fund
		Structured	MidCap			Pro Forma
		Midcap Fund	Core Fund	Adjustments		Combined
ASSETS:	Investments in securities, at value - See Statement
	of Investments *
	Unaffiliated issuers	$66,765,083	$98,930,108			$165,695,191
	Affiliated issuers	5,524,133	10,071,982			15,596,115
	Cash	70,038	-			70,038
	Dividends and securities lending income receivable	312,956	625,938			938,894
	Receivable for shares of Common Stock/ Beneficial
	Interest subscribed	44,290	9,604			53,894
	Prepaid expenses	19,441	42,505			61,946

	Total Assets	72,735,941	109,680,137			182,416,078

LIABILITIES:	Due to the Dreyfus Corporation and affiliates	73,625	91,176			164,801
	Cash overdraft due to Custodian	-	97,359			97,359
	Liability for securities on loan	4,597,205	9,637,162			14,234,367
	Payable for shares of Common Stock/Beneficial Interest redeemed	100,167	63,125			163,292
	Accrued expenses	74,043	108,450	$160,000	(a)	342,493

	Total Liabilities	4,845,040	9,997,272	160,000		15,002,312

NET ASSETS		$67,890,901	$99,682,865	$(160,000)		$167,413,766

REPRESENTED BY:	Paid-in capital	80,768,446	$115,098,826			$195,867,272
	Accumulated undistributed investment income - net	312,634	644,554	$(160,000)	(a)	797,188
	Accumulated net realized gain (loss) on investments	(16,878,825)	(23,703,697)			(40,582,522)
	Accumulated net unrealized appreciation (depreciation) n investments	3,688,646	7,643,182			11,331,828

NET ASSETS		$67,890,901	$99,682,865	$(160,000)		$167,413,766

Dreyfus Structured Midcap Fund, Class A shares (300 million shares of $.001 par value Common Stock authorized)
Net Assets	$26,786,206	$65,375,848	(b)	$92,162,054
Shares outstanding	1,251,369	3,053,482	(b)	4,304,851
Net asset value, and redemption price per share	$21.41			$21.41
Maximum offering price per share (net asset value plus maximum sales charge)	$22.72			$22.72

Dreyfus Structured Midcap Fund, Class C shares (100 million shares of $.001 par value Common Stock authorized)
Net Assets	$10,468,424	$13,805,048	(b)	$24,273,472
Shares outstanding	528,673	697,332	(b)	1,226,005
Net asset value, and redemption price per share	$19.80			$19.80

Dreyfus Structured Midcap Fund, Class I shares (100 million shares of $.001 par value Common Stock authorized)
Net Assets	$30,636,271	$20,341,969	(b)	$50,978,240
Shares outstanding	1,410,164	936,215	(b)	2,346,379
Net asset value, and redemption price per share	$21.73			$21.73

Dreyfus MidCap Core Fund, Class A shares (unlimited number of $.001 par value shares of Beneficial Interest authorized)
Net Assets	$65,480,951
Shares outstanding	2,954,137
Net asset value, and redemption
price per share	$22.17
Maximum offering price per share (net asset value plus maximum sales charge)	$23.52

Dreyfus MidCap Core Fund, Class C shares (unlimited number of $.001 par value shares of Beneficial Interest authorized)
Net Assets	$13,827,242
Shares outstanding	676,159
Net asset value, and redemption
price per share	$20.45

Dreyfus MidCap Core Fund, Class I shares (unlimited number of $.001 par value shares of Beneficial Interest authorized)
Net Assets	$20,374,672
Shares outstanding	885,675
Net asset value, and redemption
price per share	$23.00

* Investments in securities, at cost
Unaffiliated issuers	$63,076,437	$91,286,926	$154,363,363
Affiliated issuers	$5,524,133	$10,071,982	$15,596,115
Securities on loan, at value	$4,497,249	$9,415,484	$13,912,733

(a)	Adjustment for estimated merger related costs.
(b)	Adjustment to reflect the exchange of shares outstanding from Dreyfus MidCap Core Fund to Dreyfus Structured Midcap Fund.

See notes to unaudited pro forma financial statements.

Pro Forma Statement of Operations
August 31, 2012

					Dreyfus
					Structured
	Dreyfus	Dreyfus			Midcap Fund
	Structured	MidCap			Pro Forma
	Midcap Fund	Core Fund	Adjustments		Combined

INVESTMENT INCOME:

INCOME:
Cash Dividends:
Unaffiliated issuers	$1,130,660	$1,850,102			$2,980,762
Affiliated issuers	446	425			871
Income from securities lending	80,246	148,478			228,724
Total Income	1,211,352	1,999,005			3,210,357

EXPENSES:
Management fee	460,046	734,716	$52,480	(a)	1,247,242
Shareholder servicing costs	198,188	532,834	(50,000)	(a)	681,022
Distribution fees	79,956	111,057			191,013
Registration fees	47,036	52,949	(40,000)	(a)	59,985
Professional fees	43,359	67,591	(55,000)	(a)	55,950
Prospectus and shareholders' reports	25,579	53,544	(40,000)	(a)	39,123
Custodian fees	22,366	10,677	(3,000)	(a)	30,043
Directors'/Trustees' fees	4,760	7,225	(4,900)	(a)	7,085
Loan commitment fees	28	1,203			1,231
Interest expense	-	181			181
License fee	-	27,634	(27,634)	(a)	-
Miscellaneous	13,912	16,824	(9,000)	(a)	21,736
Total Expenses	895,230	1,616,435	(177,054)		2,334,611

Less-expense reimbursement from The Dreyfus Corporation due to undertaking	-	(204,681)			(204,681)
Less- reduction in custody fees due to earnings credits	(56)	(238)			(294)
Net Expenses	895,174	1,411,516	(177,054)		2,129,636

INVESTMENT INCOME - NET	316,178	587,489	177,054		1,080,721

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments	2,218,394	2,488,415			4,706,809
Net unrealized appreciation (depreciation) on investments	5,332,767	11,885,346			17,218,113

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS	7,551,161	14,373,761			21,924,922

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:	$7,867,339	$14,961,250	$177,054		$23,005,643

(a)	Reflects the adjustment of expenses to be commensurate with those of the combined fund.

See notes to unaudited pro forma financial statements.

Dreyfus Structured Midcap Fund

NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

At a meeting held on November 9, 2012, the Board of Directors of Advantage Funds, Inc., on behalf of Dreyfus Structured Midcap Fund (the "Acquiring Fund"), and the Board of Trustees of Dreyfus Manager Funds I, on behalf of Dreyfus MidCap Core Fund (the "Fund"), approved an Agreement and Plan of Reorganization pursuant to which, subject to approval by Fund shareholders, the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class A, Class C and Class I shares of the Acquiring Fund equal in value to the assets less liabilities of  the Fund (the "Exchange"). The Acquiring Fund's Class A, Class C and Class I shares will then be distributed to the Fund's shareholders on a pro rata basis in liquidation of the Fund.

The Exchange will be accounted for as a tax-free merger of investment companies.  The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Acquiring Fund and the Fund on August 31, 2012. The unaudited pro forma statement of operations reflects the results of operations of the Acquiring Fund and the Fund for the twelve months ended August 31, 2012.  The pro forma financial statements reflect the financial position and the results of operations assuming the Fund's shareholders approved the Exchange as of September 1, 2011. These pro forma financial statements have been derived from the Fund's and the Acquiring Fund's respective books and records utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States ("GAAP").  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for pre-combination periods will not be restated. The fiscal year end is August 31 for the Acquiring Fund and March 31 for the Fund.

The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Fund and the Acquiring Fund included or incorporated by reference in the  Statement of Additional Information of which the pro forma combined financial statements form a part. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been at August 31, 2012 had the Exchange occurred on September 1, 2011.  The pro forma financial statements were prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. Following the Exchange, the Acquiring Fund will be the accounting survivor.

The funds enter into contracts that contain a variety of indemnifications. The funds' maximum exposure under these arrangements is unknown. The funds do not anticipate recognizing any loss related to these arrangements.

NOTE 2--Portfolio Valuation:

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price).  GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.  This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund's investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1---unadjusted quoted prices in active markets for identical investments.
Level 2---other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3---significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund's investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.  Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Boards of Directors/Trustees. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

All of the investments in each fund are considered Level 1 at August 31, 2012.

NOTE 3--Capital Shares:

The pro forma number of shares that would be issued was calculated by dividing the net assets of each class of shares of the respective Fund on August 31, 2012 , after adjusting for merger related costs, by the net asset value per share of the corresponding class of the Acquiring Fund on August 31, 2012.

NOTE 4--Pro Forma Operating Expenses:

The accompanying pro forma statement of operations reflects changes in fund expenses as if the Exchange had taken place on September 1, 2011.  Merger related costs of approximately $160,000 will be borne by the Fund. These costs are not reflected in the pro forma statement of operations as they are not recurring costs but are reflected in the net assets of the Fund to be received by the Acquiring Fund as part of the Exchange.

NOTE 5--Federal Income Taxes:

Each fund has qualified as a "regulated investment company" under the Internal Revenue Code.  After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes.  The tax cost of investments will remain unchanged for the combined entity.

NOTE 6--Bank Line of Credit:

The Acquiring Fund and the Fund participate with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a "Facility"), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, each fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of the borrowing.

ADVANTAGE FUNDS, INC.
PART C
OTHER INFORMATION

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 30 of Part C of Post-Effective Amendment No. 105 to the Registrant's Registration Statement on Form N-1A (the "Registration Statement"), filed on February 28, 2012, as revised October 1, 2012 pursuant to a supplement filed on September 28, 2012 pursuant to Rule 497 under the Securities Act ("Post-Effective Amendment No. 105") (File No. 33-51061).

Item 16	Exhibits.

(1)(a)
Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1) of Pre-Effective Amendment No. 1 to the Registration Statement, filed on December 22, 1993.

(1)(b)	Articles of Amendment are incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 5 to the Registration Statement, filed on September 27, 1995.

(1)(c)	Articles of Amendment are incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 33 to the Registration Statement, filed on April 2, 2001.

(1)(d)	Articles of Amendment are incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 71 to the Registration Statement, filed on April 27, 2006 ("Post-Effective Amendment No. 71").

(1)(e)	Articles of Amendment are incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 80 to the Registration Statement, filed on May 27, 2008 ("Post-Effective Amendment No. 80").

(1)(f)	Articles of Amendment are incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 84 to the Registration Statement, filed on February 27, 2009.

(1)(g)	Articles Supplementary are incorporated by reference to Exhibit (a)(4) of Post-Effective Amendment No. 91 to the Registration Statement, filed on February 25, 2010.

(1)(h)	Articles Supplementary are incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 71.

(1)(i)	Articles Supplementary are incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 76 to the Registration Statement, filed on December 13, 2007.

(1)(j)	Articles Supplementary are incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 80.

(1)(k)	Articles Supplementary are incorporated by reference to Exhibit (a)(11) of Post-Effective Amendment No. 92 to the Registration Statement, filed on April 28, 2010.

(1)(l)	Articles Supplementary are incorporated by reference to Exhibit (a)(12) of Post-Effective Amendment No. 95 to the Registration Statement, filed on February 11, 2011.

(1)(m)
Articles Supplementary are incorporated by reference to Exhibit (a)(13) of Post-Effective Amendment No. 101 to the Registration Statement, filed on December 14, 2011 ("Post-Effective Amendment No. 101").

(2)
Registrant's By-Laws, as amended and restated, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 103 to the Registration Statement, filed on December 28, 2011 ("Post-Effective Amendment No. 103").

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)	Management Agreement, as amended, is incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 101.

(7)(a)	Distribution Agreement, as amended, is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No. 101.

(7)(b)	Forms of Supplemental Service Agreements are incorporated by reference to Exhibit (e)(3) of Post-Effective Amendment No. 74 to the Registration Statement, filed February 28, 2007.

(8)	Not Applicable.

(9)	Custody Agreement is incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 97 to the Registration Statement, filed on February 28, 2011.

(10)(a)	Shareholder Services Plan, as revised, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 101.

(10)(b)	Rule 12b-1 Plan, as revised, is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 101.

(10)(c)	Rule 18f-3 Plan, as revised, is incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 103.

(11)	Opinion and Consent of Registrant's counsel.*

(12)	Opinion and Consent of counsel regarding tax matters.**

(13)	Not Applicable.

(14)	Consent of Independent Registered Public Accounting Firm.*

(15)	Not Applicable.

(16)	Power of Attorney.***

(17)(a)	Form of Proxy.*

(17)(b)
The Prospectus and Statement of Additional Information of Dreyfus Structured Midcap, a series of the Registrant, are incorporated herein by reference to Post-Effective Amendment No. 103 and Post-Effective Amendment No. 105, respectively.

________________________
*	Filed herein or herewith.
**	To be filed by post-effective amendment.
***	Filed as part of the signature page.

Item 17.	Undertakings.

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 9th day of November, 2012.

ADVANTAGE FUNDS, INC.

By:	Bradley J. Skapyak
Bradley J. Skapyak, President

Power of Attorney

Each person whose signature appears below on this Registration Statement on Form N-14 hereby constitutes and appoints James Bitetto, Joni Lacks Charatan, Joseph M. Chioffi, Janette E. Farragher, John B. Hammalian, Robert R. Mullery, Jeff Prusnofsky and James Windels and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign this Registration Statement on Form N-14 (any and all amendments, including post-effective amendments, thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.

/s/ Bradley J. Skapyak	President (Principal Executive Officer)	November 9, 2012
Bradley J. Skapyak

/s/ James Windels	Treasurer (Principal Financial and Accounting Officer)	November 9, 2012
James Windels

/s/ Joseph S. DiMartino	Chairman of the Board	November 9, 2012
Joseph S. DiMartino

/s/ Peggy C. Davis	Board Member	November 9, 2012
Peggy C. Davis

/s/ David P. Feldman	Board Member	November 9, 2012
David P. Feldman

/s/ Ehud Houminer	Board Member	November 9, 2012
Ehud Houminer

/s/ Lynn Martin	Board Member	November 9, 2012
Lynn Martin

/s/ Robin A. Melvin	Board Member	November 9, 2012
Robin A. Melvin

/s/ Martin Peretz	Board Member	November 9, 2012
Martin Peretz

/s/ Philip L. Toia	Board Member	November 9, 2012
Philip L. Toia

Exhibit Index

(11)	Opinion and Consent of Registrant's counsel
(14)	Consent of Independent Registered Public Accounting Firm